As filed with the Securities and Exchange Commission on March 10, 2014.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No. ___
[ ] Post-Effective Amendment No. ____

PRINCIPAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

655 9th Street, Des Moines, Iowa 50392
(Address of Registrant's Principal Executive Offices)

515-235-9328
(Registrant's Telephone Number, Including Area Code)

Adam U. Shaikh
Assistant Counsel, Principal Funds, Inc.
655 9th Street
Des Moines, Iowa 50392
(Name and Address of Agent for Service)

Copies of all communications to:

JOSHUA B. DERINGER
Drinker Biddle & Reath, LLP
One Logan Square, Ste 2000
Philadelphia, PA 19103-6996
215-988-2959

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: R-1, R-2, R-3, R-4, R-5, and Institutional Class Shares common stock, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

PRINCIPAL FUNDS, INC.
655 9th Street, Des Moines, Iowa 50392
1-800-222-5852
April ____, 2014
Dear Shareholder:
A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 655 9th Street, Des Moines, Iowa 50392, on May 30, 2014 at 10:00 a.m. Central Time (the “Meeting”).
At the Meeting, shareholders of the LargeCap Value Fund I (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the LargeCap Value Fund III (the “Acquiring Fund”).
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on June 6, 2014. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.
The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy card for shares of each Acquired Fund you owned as of March 25, 2014, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and concisely describes in detail the matters to be voted on at the Meeting.
The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by May 28, 2014 or otherwise vote in a manner provided below by such date. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your proxy card.
By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.
By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.
Sincerely,
Nora M. Everett
President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the LargeCap Value Fund I:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the LargeCap Value Fund I ( the “Acquired Fund”), a separate series of Principal Funds, Inc. (“PFI”), will be held at 655 9th Street, Des Moines, Iowa 50392, on May 30, 2014, at 10:00 a.m. Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal	Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Value Fund I into the LargeCap Value Fund III.
The Board of Directors of PFI recommends that shareholders of the Acquired Fund vote FOR the Proposal.
Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.
Each shareholder of record at the close of business on March 25, 2014 is entitled to receive notice of and to vote at the Meeting.
Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Nora M. Everett
President and Chief Executive Officer
April ____, 2014
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392
______________________
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 30, 2104
RELATING TO THE REORGANIZATION OF THE LARGECAP VALUE FUND I INTO THE LARGECAP VALUE FUND III
This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 655 9th Street, Des Moines, Iowa 50392, on May 30, 2014 at 10:00 a.m. Central Time (the “Meeting”).
At the Meeting, shareholders of the LargeCap Value Fund I (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the LargeCap Value Fund III (the “Acquiring Fund”). Each of the Acquired Fund and the Acquiring Fund are generally referred to herein as a "Fund" and collectively, as the "Funds."
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on June 6, 2014. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.
This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual Report to Shareholders of PFI contains additional information about the investments of the Acquired and Acquiring Funds, and discussions of the market conditions and investment strategies that significantly affected the Acquired and Acquiring Funds during the fiscal year ended October 31, 2013. Copies of this report may be obtained without charge by writing PFI at the address noted above or by calling our shareholder services department toll free at 1-800-247-4123.
A Statement of Additional Information dated April _____, 2014 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. PFI’s Prospectus, dated March 1, 2014 and as supplemented, (File No. 033-59474) and the Statement of Additional Information for PFI, dated March 1, 2014 and as supplemented (“PFI SAI”), have been filed with the SEC and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll free at 1-800-222-5852 if you have any questions regarding the Reorganization.
PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is April ____, 2014.

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). PFI currently offers 66 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Management Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes of the Acquired and Acquiring Funds. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392.
Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
LargeCap Value Fund I	Herndon Capital Management, LLC (“Herndon”) Thompson, Siegel & Walmsley LLC ("TS&W")

Acquiring Fund	Sub-Advisor
LargeCap Value Fund III	Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) Westwood Management Corp. ("Westwood")
Each of PMC, BHMS, Herndon, TS&W, and Westwood is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.
Herndon Capital Management, LLC is located at 191 Peachtree Street NE, Suite 2500, Atlanta, GA 30303.
Thompson, Siegel & Walmsley LLC is located at 6806 Paragon Place, Suite 300, Richmond, VA 23230.
Barrow, Hanley, Mewhinney & Strauss, LLC is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.
Westwood Management Corp. is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201
THE REORGANIZATION
At its meeting held on January 30, 2014, the Board of Directors of PFI (the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded with respect to the combination that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization as to the Acquired Fund are discussed under "Proposal: Approval of a Plan of Acquisition Providing for the Reorganization of the LargeCap Value Fund I into the LargeCap Value Fund III -- Board Consideration of the Reorganization.”
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be June 6, 2014. Holders of Institutional Class, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares of LargeCap Value Fund I will receive, respectively, Institutional Class, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares of LargeCap Value Fund III. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of the Plan attached hereto as Appendix A.

The Board believes that the Reorganization of the Acquired Fund into the Acquiring Fund will serve the best interests of the shareholders of both Funds. The Acquired and Acquiring Funds have experienced similar investment performance, with the Acquiring Fund outperforming the Acquired Fund over the one, three, and five-year periods ended September 30, 2013 and the one year period ended December 31, 2013. The Acquiring Fund has a far greater asset base (approximately $2.6 billion in assets as of December 31, 2013) compared to the Acquired Fund (approximately $215 million in assets as of December 31, 2013). The Acquiring Fund, as a fund with greater assets, may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. The Funds have the same investment objective in that both seek to provide long-term growth of capital, and they also have similar principal investment strategies and risks in that both invest principally in value equity securities of companies with large market capitalizations.
The Acquiring Fund has a lower advisory fee than the Acquired Fund. The Acquired Fund shareholders are expected to see lower overall net operating expense ratios with respect to all share classes, taking into account large redemptions in the Acquired Fund that occurred after October 31, 2013. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.
In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. Please see “Information About the Reorganization -- Federal Income Tax Consequences” for a discussion of the tax consequences to the Acquired Fund and its shareholders of disposing of portfolio securities, as described below, and their relation to available pre-reorganization capital losses of the Acquired Fund.
The Reorganization will not result in any material change in the purchase, redemption, and exchange procedures followed with respect to the distribution of shares. See “Additional Information About the Funds -- Purchase of Fund Shares, Redemption of Fund Shares, Exchange of Fund Shares, and Frequent Purchases and Redemptions.”
With respect to the Reorganization, the Acquired Fund is expected to achieve the greatest benefit from the reorganization. As discussed above and as a result of the reorganization, shareholders of the Acquired Fund will become shareholders of an Acquiring Fund that has similar historical performance and better prospects for growth than the Acquired Fund, and they are not expected to experience increased fund operating expenses. The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees, will be paid for by PMC. The costs are estimated to be $12,000. The Acquired Fund will pay any trading costs associated with disposing, prior to the Reorganization, of any portfolio securities of the Acquired Fund that would not be compatible with the investment objective and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The trading costs are estimated to be $78,000 with an approximate gain of $82,023,000 on a U.S. GAAP basis. The per share capital gain is estimated to be $1.29.
PROPOSAL:
Approval of a Plan of Acquisition Providing for the Reorganization of the
LargeCap Value Fund I into the LargeCap Value Fund III
Shareholders of the LargeCap Value Fund I (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into the LargeCap Value Fund III (the “Acquiring Fund”).
Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. In addition, both Funds invest primarily in securities of large-cap companies. Both Funds invest in value equity securities; value orientation emphasizes buying equity securities of companies that appear to be undervalued.

LargeCap Value Fund I (Acquired Fund)	LargeCap Value Fund III (Acquiring Fund)
Approximate Net Assets as of October 31, 2013
$912,070,000	$1,763,095,000
Investment Advisor:	PMC (for both funds)
Sub-Advisors:
Herndon	BHMS
TS&W	Westwood

LargeCap Value Fund I (Acquired Fund)	LargeCap Value Fund III (Acquiring Fund)
Comparison of Investment Objectives and Strategies
Investment Objective:	Both Funds seek long-term growth of capital.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2013, this range was between approximately $1.126 billion and $526.685 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Fund's benchmark index.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2013, the range of the index was between approximately $1.126 billion and $526.685 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.
Principal Management Corporation invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Fund's benchmark index.

The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have identical investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar. The Fund's differ in that the Acquiring Fund is subject to the risk of being an underlying fund. Many factors affect the value of investments in the Funds, and it is possible to lose money by investing in either Fund.
Risks Applicable to both Funds:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Risk Applicable to Acquiring Fund:
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Fees and Expenses of the Funds
The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquiring Fund. The Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares are collectively referred to herein as "Retirement Class shares."
Shareholder Fees (fees paid directly from your investment) (for both Funds)
The Retirement Class and Institutional Class shares are not subject to sales charges or redemption fees.
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31, 2013; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2013; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending October 31, 2013 assuming that the Reorganization had taken place at the commencement of that fiscal year.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Management Fees	12b-1 Fees	Other Expenses	Total Operating Expense Ratio	Fee Waiver		Total Operating Expenses After Expense Reimbursement
(a) LargeCap Value Fund I (Acquired Fund)
Institutional	0.77%	–%	–%	0.77%	0.01	%(1)	0.76%
R-1	0.77	0.35	0.53	1.65	0.01	(1)	1.64
R-2	0.77	0.30	0.45	1.52	0.01	(1)	1.51
R-3	0.77	0.25	0.32	1.34	0.01	(1)	1.33
R-4	0.77	0.10	0.28	1.15	0.01	(1)	1.14
R-5	0.77	–	0.26	1.03	0.01	(1)	1.02
(b) LargeCap Value Fund III ( Acquiring Fund)
Institutional	0.79%	–%	0.01%	0.80%	0.01	(2)	0.79%
R-1	0.79	0.35	0.54	1.68	0.01	(2)	1.67
R-2	0.79	0.30	0.46	1.55	0.01	(2)	1.54
R-3	0.79	0.25	0.33	1.37	0.01	(2)	1.36
R-4	0.79	0.10	0.29	1.18	0.01	(2)	1.17
R-5	0.79	–	0.27	1.06	0.01	(2)	1.05
(c) LargeCap Value Fund III (Acquiring Fund) (Pro forma assuming Reorganization)
Institutional	0.79%	–%	–%	0.79%	0.01	%(3)	0.78%
R-1	0.79	0.35	0.53	1.67	0.01	(3)	1.66
R-2	0.79	0.30	0.45	1.54	0.01	(3)	1.53
R-3	0.79	0.25	0.32	1.36	0.01	(3)	1.35
R-4	0.79	0.10	0.28	1.17	0.01	(3)	1.16
R-5	0.79	–	0.26	1.05	0.01	(3)	1.04

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2015. The fee waiver will reduce the Fund's Management Fees by 0.014% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2015. The fee waiver will reduce the Fund's Management Fees by 0.012% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

(3)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2016. The fee waiver will reduce the Fund's Management Fees by 0.012% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may agree to terminate the fee waiver prior to the end of the period.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples also take into account the relevant contractual expense limit until the date of expiration. The examples should not be considered a representation of future expense of the Acquired or Acquiring fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
LargeCap Value Fund I (Acquired Fund)	Institutional Class	$78	$245	$427	$953
	Class R-1	167	519	896	1,954
	Class R-2	154	479	828	1,812
	Class R-3	135	423	733	1,612
	Class R-4	116	364	632	1,396
	Class R-5	104	327	567	1,258
LargeCap Value Fund III (Acquiring Fund)	Institutional Class	81	254	443	989
	Class R-1	170	528	911	1,986
	Class R-2	157	488	844	1,844
	Class R-3	138	433	749	1,645
	Class R-4	119	374	648	1,431
	Class R-5	107	336	584	1,293
LargeCap Value Fund III (Acquiring Fund)	Institutional Class	80	250	437	976
(Pro forma assuming Reorganization)	Class R-1	169	524	905	1,974
	Class R-2	156	484	837	1,833
	Class R-3	137	429	743	1,633
	Class R-4	118	369	642	1,418
	Class R-5	106	332	577	1,281
Portfolio Turnover
Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 68.2% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 64.8%.
Investment Management Fees/Sub-Advisory Arrangements
Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

LargeCap Value Fund I (Acquired Fund)		LargeCap Value Fund III (Acquiring Fund)
First $500 million Next $500 million Next $500 million Next $500 million Next $1 billion Over $3 billion	0.80% 0.78% 0.76% 0.75% 0.74% 0.73%	First $500 million Next $500 million Next $500 million Next $500 million Next $1 billion Over $3 billion	0.80% 0.78% 0.76% 0.75% 0.73% 0.70%
The sub-advisor to each Fund receives sub-advisory fees paid by PMC and not by the Fund.
A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2013.

Performance
The following information provides an indicator of the risks of investing in the Funds. The bar chart below shows how each Fund’s total return has varied year-by-year, while the table below shows each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (Institutional Class Shares)
LargeCap Value Fund I (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	19.23%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-24.98%
CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (Institutional Class Shares)
LargeCap Value Fund III (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	15.89%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-21.54%

Average Annual Total Returns (%) for periods ended December 31, 2013
	1 Year	5 Years	Since Inception
LargeCap Value Fund I (Acquired Fund)
Institutional Class Return Before Taxes	30.42%	15.24%	6.42%
Institutional Class Return After Taxes on Distributions	8.32%	10.83%	4.07%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	21.67%	10.85%	4.51%
Class R-1 Return Before Taxes	29.19%	14.23%	5.49%
Class R-2 Return Before Taxes	29.38%	14.38%	5.62%
Class R-3 Return Before Taxes	29.59%	14.59%	5.82%
Class R-4 Return Before Taxes	29.86%	14.80%	6.02%
Class R-5 Return Before Taxes	30.01%	14.94%	6.15%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	32.53%	16.67%	7.75%

Average Annual Total Returns (%) for periods ended December 31, 2013
	1 Year	5 Years	10 Years
LargeCap Value Fund III (Acquiring Fund)
Institutional Class Return Before Taxes	31.56%	14.78%	5.14%
Institutional Class Return After Taxes on Distributions	31.36%	14.49%	4.63%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	18.02%	11.96%	4.24%
Class R-1 Return Before Taxes	30.29%	13.77%	4.21%
Class R-2 Return Before Taxes	30.52%	13.94%	4.36%
Class R-3 Return Before Taxes	30.71%	14.12%	4.54%
Class R-4 Return Before Taxes	31.05%	14.33%	4.74%
Class R-5 Return Before Taxes	31.08%	14.47%	4.87%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	32.53%	16.67%	7.58%
_________________________________
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for Class R-1, R-2, R-3, R-4 and R-5 shares.
Reasons for the Reorganization
The Board believes that the Reorganization of the Acquired Fund into the Acquiring Fund will serve the best interests of the shareholders of both Funds. The Acquired and Acquiring Funds have experienced similar investment performance, with the Acquiring Fund outperforming the Acquired Fund over the one, three, and five-year periods ended September 30, 2013 and the one year ended December 31, 2013. The Acquiring Fund has a far greater asset base (approximately $2.6 billion in assets as of December 31, 2013) compared to the Acquired Fund (approximately $215 million in assets as of December 31, 2013). The Acquiring Fund, as a fund with greater assets, may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management. The Funds have the same investment objective in that both seek to provide long-term growth of capital, and they also have similar principal policies and risks in that both invest principally in value equity securities of companies with large market capitalizations.
Board Consideration of the Reorganization
At its January 30, 2014 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the investment objectives and principal investment strategies and risks of the Funds;

(2)	identical fundamental investment restrictions;

(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

(4)	expense ratios and available information regarding the fees and expenses of the Funds;

(5)	comparative investment performance of and other information pertaining to the Funds;

(6)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(7)	the absence of any material differences in the rights of shareholders of the Funds;

(8)	the financial strength, investment experience and resources of BHMS and Westwood, which currently serve as sub-advisors to the Acquiring Fund;

(9)	any direct or indirect benefits, including potential economic benefits, expected to be derived by PMC and its affiliates from the Reorganization;

(10)
the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;

(11)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(12)	the terms and conditions of the Plan; and

(13)	possible alternatives to the Reorganization including liquidation of the Acquired Fund or continuing the Acquired Fund as currently operated.
The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)
it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have the same investment objectives and substantially similar principal investment strategies and risks;

(2)
BHMS and Westwood, as sub-advisors responsible for managing the assets of the Acquiring Fund, may be expected to provide high quality investment advisory services and personnel for the foreseeable future;

(3)	the Acquiring Fund has a lower advisory fee than the Acquired Fund, and the Acquired Fund shareholders are expected to see lower net operating expense ratios with respect to all share classes.

(4)	the Acquiring Fund has outperformed the Acquired fund for the one-, three-, and five-year periods ended September 30, 2013; and

(5)	the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.
INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan attached as Appendix A to this Proxy Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund. We expect that the closing date will be June 6, 2014, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder.

The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transaction contemplated by the Plan would not be in the best interests of the shareholders of either or both of the Funds.
Under the Plan related to the Reorganization , PMC will pay all of the out-of-pocket costs in connection with the transaction contemplated under this Plan.
If a Reorganization is not consummated for any reason, the Board will consider other possible courses of action, including the liquidation (and termination) of the Acquired Fund.
Description of the Securities to Be Issued
PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of all Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.
Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore each combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by the Acquired Fund or its shareholders in connection with each combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. As of October 31, 2013, the Acquired Fund had no accumulated capital loss carryforwards.
Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by the Acquired Fund prior to and in connection with the Reorganization could result in the Acquired Fund incurring long-term and short-term capital gains. Any such capital gains will be passed through to the shareholders of the Acquired Fund and will be subject to taxation as described below.
Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION
The following tables show as of October 31, 2013: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of October 31, 2013, the Acquired Fund had outstanding six classes of shares; Institutional, R-1, R-2, R-3, R-4, and R-5 and the Acquiring Fund has outstanding seven classes of shares; Institutional, J, R-1, R-2, R-3, R-4 and R-5.
The Acquired Fund will pay any trading costs associated with the disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The trading costs are estimated to be $78,000 with an approximate gain of $82,023,000 ($1.29 per share) on a U.S. GAAP basis.

		Net Assets(000s)	NAV	Shares (000s)
LargeCap Value Fund I	Institutional	$898,307	14.42	62,318
(Acquired Fund)	R-1	2,966	14.34	207
	R-2	2,696	14.34	188
	R-3	3,034	14.35	211
	R-4	3,156	14.34	220
	R-5	1,911	14.43	132
		$912,070		63,276

LargeCap Value Fund III	Institutional	$1,657,474	13.74	120,642
(Acquiring Fund)	J	73,120	13.56	5,391
	R-1	2,175	13.71	159
	R-2	5,605	13.66	410
	R-3	10,306	14.18	727
	R-4	5,773	13.71	422
	R-5	8,642	13.77	627
		$1,763,095		128,378

Increase in shares outstanding of the Acquired	Institutional			3,061
Fund to reflect the exchange of shares of the	R-1			9
Acquiring Fund.	R-2			9
	R-3			3
	R-4			10
	R-5			7

LargeCap Value Fund III	Institutional	$2,555,781	13.74	$186,021
(Acquiring Fund)	J	73,120	13.56	5,391
(pro forma assuming Reorganization)	R-1	5,141	13.71	375
	R-2	8,301	13.66	607
	R-3	13,340	14.18	941
	R-4	8,929	13.71	652
	R-5	10,553	13.77	766
		$2,675,165		$194,753

ADDITIONAL INFORMATION ABOUT THE FUNDS
Certain Investment Strategies and Related Risks of the Funds
This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.
The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risks.
The table below identifies the strategies and risks that apply to the Funds and indicates for each Fund whether such strategies and risks are principal, non-principal or not applicable. The only difference between both Funds is that the Acquiring Fund is subject to the risk of being an underlying fund.

INVESTMENT STRATEGIES AND RISKS	LARGECAP VALUE I	LARGECAP VALUE III
Convertible Securities	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal
Equity Securities	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Non-Principal
Foreign Securities	Non-Principal	Non-Principal
Hedging	Non-Principal	Non-Principal
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Non-Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal
Underlying Funds	Not Applicable	Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes or preferred stocks of U.S. or foreign issuers. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, the fund will treat a convertible security as either a fixed-income or equity security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.

Derivatives
A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).
There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from loss due to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts or currency swaps for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward and swap contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
Generally, a fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund or the reference currency relates to an eligible investment for the fund.
The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
The risks associated with derivative investments include:

•	the risk that the underlying security, currency, interest rate, market index, or other financial asset will not move in the direction PMC and/or the sub-advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.
Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
Forward, swap, and futures contracts are subject to special risk considerations. The primary risks associated with the use of these contracts are (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward, swap, or futures contract and the resulting inability to close a forward, swap, or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.
For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.
Some of the risks associated with options include imperfect correlation, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant grants its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in a fund’s portfolio and its related index(es) will change over time and, the fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es). Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Exchange Traded Funds ("ETFs")
Generally, ETFs invest in a portfolio of stocks, bonds or other assets. ETFs are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

•
Interest Rate Changes:  Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.  Conversely, floating rate securities will not generally increase in value if interest rates decline. Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

•
Credit Risk:  Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

Foreign Securities
Principal defines foreign securities as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies whose principal securities trading market is outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The funds may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
Hedging
The success of a fund’s hedging strategy will be subject to the Sub-Advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the Sub-Advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-Advisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Initial Public Offerings ("IPOs")
An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Management Risk
If a Sub-Advisor's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money.

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Active Management: The performance of a fund that is actively managed will reflect in part the ability of PMC and/or Sub-Advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. Funds that are actively managed are prepared to invest in securities, sectors, or industries differently from the benchmark.

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Passive Management: Index funds use a passive, or indexing, investment approach. Pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index. Some index funds may invest in index futures and/or exchange traded funds on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Market Volatility and Issuer Risk
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.
Master Limited Partnerships
Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may lower the fund's performance. Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
Preferred Securities
Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference" over common stock in payment priority and the liquidation of a company's assets - preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance.
Real Estate Investment Trusts
Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.
Investment in REITs involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Repurchase Agreements
Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.
Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.

Small and Medium Market Capitalization Companies
Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Temporary Defensive Measures
From time to time, as part of its investment strategy, funds may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.
There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.
Underlying Funds
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.
As of October 31, 2013, PFI SAM Portfolios, PFI Principal LifeTime Funds, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Growth Account and PVC Diversified Income Account owned the following percentages of the Funds listed below:

Fund	Total Percentage of Outstanding Shares Owned
LargeCap Value Fund I	76.01%
LargeCap Value Fund III	78.72%

Multiple Classes of Shares
The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Funds offer the following share classes: Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class J, and Institutional Class. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees.

Costs of Investing in the Funds
Fees and Expenses of the Funds
The fees and expenses of the Funds are described below. Depending on the class of shares, you own, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the Fund’s manager, underwriter and others who provide ongoing services to the Fund.
Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.
One-time fees
Institutional and Retirement Class Shares:
Institutional Class and Retirement Class Shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Institutional Class or Retirement Class shares of the Funds purchased with reinvested dividends or other distributions.
Ongoing fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.
Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

•	Management Fee -- Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.

•	Other Expenses -- A portion of expenses that are allocated to all classes of the Fund.

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Distribution Fee -- Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Retirement Class shares. Each Fund pays a distribution fee based on the average daily net asset value (NAV) of the applicable share class. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.

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Transfer Agent Fee -- Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services. These services are currently provided at cost.

•	Acquired Fund Fees and Expenses -- Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
Retirement Class Shares Only

•	Service Fee -- PMC has entered into a Service Agreement with PFI under which PMC performs personal services for shareholders.

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Administrative Service Fee -- PMC has entered into an Administrative Services Agreement with PFI under which PMC provides shareholder and administrative services for retirement plans and other beneficial owners of beneficial owners of Retirement Class shares.

Class J and Institutional Class shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders, and the cost of shareholder meetings held solely for Class J and Institutional Class shares respectively.
Distribution Plans and Intermediary Compensation
Institutional Class Shares
Neither of the Funds has adopted a 12b-1 Plan for Institutional Class shares.
Retirement Class Shares
PFI has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Class R-1, R-2, R-3 and R-4 shares. Under the 12b-1 Plans, each Fund makes payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%
Retirement Plan Services. Each Fund pays a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of these fees to such intermediaries.
Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.
The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.
Other Payments to Financial Intermediaries
If one mutual fund sponsor makes greater payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.
Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Funds and any services provided.
Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.
Although the Funds may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by PMC or the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton, Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):

•	on a day that the NYSE is open and

•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).
Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.
For each Fund the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares outstanding for that class.
Notes:

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If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

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A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

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The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

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Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchase of Fund Shares
Principal Funds, Inc. offers funds in multiple share classes: A, B, C, J, P, Institutional, R-1, R-2, R-3, R-4, and R-5. Funds available in multiple share classes have the same investments, but differing expenses. Classes Institutional, J, R-1, R-2, R-3, R-4, and R-5 shares are offered by the Acquired and Acquiring Funds.
The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC's opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
PMC may recommend to the Board, and the Board may elect, to close certain funds or share classes to new and existing investors.
Shares may be purchased from the Distributor. The Distributor is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares of the Fund.
Shareholder accounts for the Funds are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Funds as evidence of ownership of Fund shares. Share certificates are not issued.
For Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5
Only eligible purchasers may buy R-1, R-2, R-3, R-4, and R-5 Class shares of the Funds. Principal Management Corporation reserves the right to broaden or limit the designation of eligible purchasers. One or both of the Funds may not be offered in every state. Please check with your financial advisor or our home office for state availability. Some eligible purchasers (as listed below) purchase shares through plans or other arrangements; such plans or arrangements may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor's financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

At the present time, eligible purchasers of R-1, R-2, R-3, R-4, and R-5 Class shares include but are not limited to:

•	retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services;

•	separate accounts of Principal Life;

•	Principal Life or any of its subsidiaries or affiliates;

•	any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;

•	clients of Principal Global Investors, LLC;

•	certain employer sponsored retirement plans with plan level omnibus accounts;

•	certain pension plans and employee benefit plans;

•	certain retirement account investment vehicles administered by foreign or domestic pension plans;

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an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate; and

•	certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services.
For Institutional Class
Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers of Institutional Class shares also include but are not limited to:

•	investors investing at least $1,000,000 per fund;

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sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs (such accounts and programs must trade in an omnibus relationship);

•	institutional clients that Principal Life has approved for purposes of providing plan recordkeeping;

•	institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations;

•	collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity;

•	clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate; and

•	the portfolio manager of any adviser to the fund.
Shares may be purchased from the Distributor. The Distributor is an affiliate of Principal Life and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares of the Fund.
Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Funds as evidence of ownership of Fund shares. Share certificates are not issued.
The Fund may reject or cancel any purchase orders for any reason. For example, the Funds do not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal's opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.
PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

Note:
No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Proxy Statement/Prospectus. Information or representations not contained in this Proxy Statement/Prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Retirement Class Shares
The Retirement Class shares may be purchased through retirement plans, though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans). Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Only eligible purchasers may buy R-1, R-2, R-3, R-4, and R-5 Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:

•	retirement and pension plans to which Principal Life provides recordkeeping services;

•	separate accounts of Principal Life;

•	Principal Life or any of its subsidiaries or affiliates;

•	any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;

•	clients of Principal Global Investors, LLC.;

•	certain pension plans;

•	certain retirement account investment vehicles administered by foreign or domestic pension plans;

•	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and

•	certain retirement plan clients that have an approved organization for purposes of providing plan record keeping services.
PMC reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.
Shares may be purchased from PFD. PFD is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on R-1, R-2, R-3, R-4, and R-5 Class shares of the Fund.
Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account or a plan level account). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.
The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
Payments may be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.
PMC may recommend to the Board, and the Board may elect, to close certain funds or share classes to new and existing investors.

Note:
No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Payment. Payment for shares of PFI purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.
Your Financial Professional can help you buy shares of PFI by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact Principal Funds at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).
Direct Deposit
Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
Automatic Investment Plan
Your Financial Professional can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Note:
No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Redemption of Fund Shares
You may redeem shares of the Fund upon request. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form. There is no charge for the redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in Frequent Purchases and Redemptions.
The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment up to seven days, as permitted by federal securities law.
Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this Proxy Statement/Prospectus.
Institutional Class Shares
Institutional Class Shares of the Funds may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by a Fund in proper and complete form.
The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Retirement Class Shares
Subject to any restrictions imposed by a plan, Retirement Class shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.
The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Redemption fees. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in "Frequent Purchases and Redemptions."
Exchange of Fund Shares
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of the Principal Funds, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the plan, and

•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by Fund managers of the SAM portfolio, Lifetime Funds, or other fund-of-funds in shares of the underlying Funds.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restrictions described above, Fund management may waive these restrictions based on:

•	Exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or

•	The implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.
Frequent Purchases and Redemptions
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase the Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and

•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.
The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Funds have also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may harm the Funds.
Institutional Class Shares
If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;

•	Limiting the number of exchanges during a year;

•
Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by the Fund.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.
Retirement Class Shares
The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

Dividends and Distributions
Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment date is annually in December. For more details on the payment schedule, go to www.principalfunds.com.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.
Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

•	invested in shares of another of the PFI Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.
Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.
To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
Notes:

•	A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.

•	Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

•	For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.
Tax Considerations
Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2013, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.
Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.
Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Funds. You should consult your tax advisor before investing in the Funds.
Portfolio Holdings Information
A description of PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.
VOTING INFORMATION
Voting procedures. If you complete and return the enclosed proxy card(s), the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at 655 9th Street, Des Moines, Iowa 50392, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.
Voting rights. Only shareholders of record at the close of business on March 25, 2014 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership”.
Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.
Expenses of the Meeting. The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees will be paid for by PMC.

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of March 25, 2014, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

LargeCap Value Fund I		LargeCap Value Fund III
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
Institutional		Institutional
J	N/A	J
R-1		R-1
R-2		R-2
R-3		R-3
R-4		R-4
R-5		R-5
As of the March 25, 2014 Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.
As of the March 25, 2014 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund:

Acquiring Fund	Share Class	Name/Address of Shareholder	Percentage of Ownership

To be filed by amendment.
As of the March 25, 2014 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Fund:

Acquired Fund	Share Class	Name/Address of Shareholder	Percentage of Ownership

To be filed by amendment.
FINANCIAL HIGHLIGHTS
The financial highlights table for the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2009, through October 31, 2013, has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2013. Copies of this report are available on request as described above.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income
LARGECAP VALUE FUND I
Institutional shares
2013	$11.73	$0.24	$2.69	$2.93	$(0.24)
2012	10.45	0.21	1.24	1.45	(0.17)
2011	10.07	0.16	0.37	0.53	(0.15)
2010	9.12	0.12	0.96	1.08	(0.13)
2009	8.77	0.15	0.39	0.54	(0.19)
R-1 shares
2013	11.67	0.12	2.68	2.80	(0.13)
2012	10.37	0.11	1.25	1.36	(0.06)
2011	10.00	0.06	0.37	0.43	(0.06)
2010	9.08	0.04	0.95	0.99	(0.07)
2009	8.70	0.08	0.39	0.47	(0.09)
R-2 shares
2013	11.67	0.13	2.69	2.82	(0.15)
2012	10.39	0.13	1.24	1.37	(0.09)
2011	9.98	0.08	0.37	0.45	(0.04)
2010	9.04	0.06	0.94	1.00	(0.06)
2009	8.68	0.09	0.38	0.47	(0.11)
R-3 shares
2013	11.68	0.16	2.68	2.84	(0.17)
2012	10.39	0.15	1.24	1.39	(0.10)
2011	10.00	0.09	0.38	0.47	(0.08)
2010	9.07	0.07	0.95	1.02	(0.09)
2009	8.71	0.10	0.39	0.49	(0.13)
R-4 shares
2013	11.67	0.19	2.68	2.87	(0.20)
2012	10.39	0.17	1.24	1.41	(0.13)
2011	10.01	0.12	0.37	0.49	(0.11)
2010	9.08	0.09	0.94	1.03	(0.10)
2009	8.73	0.11	0.40	0.51	(0.16)
R-5 shares
2013	11.77	0.20	2.69	2.89	(0.23)
2012	10.44	0.18	1.25	1.43	(0.10)
2011	10.05	0.13	0.38	0.51	(0.12)
2010	9.10	0.10	0.95	1.05	(0.10)
2009	8.74	0.12	0.40	0.52	(0.16)

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.24)	$14.42	25.39%(c)	$898,307	0.76%(b)	1.89%	68.2%
(0.17)	11.73	14.18	2,180,941	0.76 (b)	1.89	68.2
(0.15)	10.45	5.21	1,975,267	0.76 (b)	1.47	95.4
(0.13)	10.07	11.89	2,235,141	0.77 (b)	1.28	73.6
(0.19)	9.12	6.56	1,245,238	0.79 (b)	1.82	114.5

(0.13)	14.34	24.19 (c)	2,966	1.64 (b)	0.96	68.2
(0.06)	11.67	13.25	4,014	1.64 (b)	1.02	68.2
(0.06)	10.37	4.24	4,025	1.64 (b)	0.58	95.4
(0.07)	10.00	10.89	5,335	1.64 (b)	0.41	73.6
(0.09)	9.08	5.59	4,784	1.66 (b)	0.93	114.5

(0.15)	14.34	24.43	2,696	1.51 (b)	1.03	68.2
(0.09)	11.67	13.28	2,332	1.51 (b)	1.14	68.2
(0.04)	10.39	4.53	2,158	1.51 (b)	0.72	95.4
(0.06)	9.98	11.04	4,021	1.51 (b)	0.58	73.6
(0.11)	9.04	5.64	5,336	1.53 (b)	1.12	114.5

(0.17)	14.35	24.56 (c)	3,034	1.33 (b)	1.26	68.2
(0.10)	11.68	13.51	2,854	1.33 (b)	1.33	68.2
(0.08)	10.39	4.65	3,168	1.33 (b)	0.89	95.4
(0.09)	10.00	11.27	5,526	1.33 (b)	0.73	73.6
(0.13)	9.07	5.85	5,509	1.35 (b)	1.27	114.5

(0.20)	14.34	24.87 (c)	3,156	1.14 (b)	1.49	68.2
(0.13)	11.67	13.76	3,250	1.14 (b)	1.53	68.2
(0.11)	10.39	4.86	3,400	1.14 (b)	1.09	95.4
(0.10)	10.01	11.38	4,096	1.14 (b)	0.91	73.6
(0.16)	9.08	6.11	3,486	1.16 (b)	1.41	114.5

(0.23)	14.43	25.03	1,911	1.02 (b)	1.54	68.2
(0.10)	11.77	13.86	1,800	1.02 (b)	1.63	68.2
(0.12)	10.44	5.06	2,399	1.02 (b)	1.20	95.4
(0.10)	10.05	11.60	6,332	1.02 (b)	1.08	73.6
(0.16)	9.10	6.29	9,613	1.04 (b)	1.51	114.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions
LARGECAP VALUE FUND III
Class J shares
2013	$10.91	$0.15	$2.71	$2.86	$(0.21)	$(0.21)
2012	9.73	0.14	1.17	1.31	(0.13)	(0.13)
2011	9.56	0.09	0.17	0.26	(0.09)	(0.09)
2010	8.55	0.07	1.04	1.11	(0.10)	(0.10)
2009	8.36	0.11	0.24	0.35	(0.16)	(0.16)
Institutional shares
2013	11.07	0.19	2.75	2.94	(0.27)	(0.27)
2012	9.86	0.20	1.19	1.39	(0.18)	(0.18)
2011	9.70	0.15	0.16	0.31	(0.15)	(0.15)
2010	8.67	0.13	1.05	1.18	(0.15)	(0.15)
2009	8.49	0.16	0.24	0.40	(0.22)	(0.22)
R-1 shares
2013	11.02	0.10	2.74	2.84	(0.15)	(0.15)
2012	9.79	0.10	1.19	1.29	(0.06)	(0.06)
2011	9.63	0.05	0.17	0.22	(0.06)	(0.06)
2010	8.61	0.05	1.05	1.10	(0.08)	(0.08)
2009	8.40	0.09	0.24	0.33	(0.12)	(0.12)
R-2 shares
2013	10.98	0.11	2.74	2.85	(0.17)	(0.17)
2012	9.76	0.12	1.18	1.30	(0.08)	(0.08)
2011	9.59	0.07	0.17	0.24	(0.07)	(0.07)
2010	8.58	0.06	1.04	1.10	(0.09)	(0.09)
2009	8.35	0.10	0.25	0.35	(0.12)	(0.12)
R-3 shares
2013	11.39	0.14	2.83	2.97	(0.18)	(0.18)
2012	10.13	0.14	1.23	1.37	(0.11)	(0.11)
2011	9.93	0.09	0.18	0.27	(0.07)	(0.07)
2010	8.86	0.08	1.07	1.15	(0.08)	(0.08)
2009	8.64	0.12	0.25	0.37	(0.15)	(0.15)
R-4 shares
2013	11.03	0.16	2.73	2.89	(0.21)	(0.21)
2012	9.82	0.16	1.19	1.35	(0.14)	(0.14)
2011	9.66	0.11	0.16	0.27	(0.11)	(0.11)
2010	8.63	0.09	1.05	1.14	(0.11)	(0.11)
2009	8.43	0.13	0.24	0.37	(0.17)	(0.17)
R-5 shares
2013	11.11	0.17	2.74	2.91	(0.25)	(0.25)
2012	9.87	0.17	1.20	1.37	(0.13)	(0.13)
2011	9.71	0.12	0.16	0.28	(0.12)	(0.12)
2010	8.68	0.10	1.05	1.15	(0.12)	(0.12)
2009	8.47	0.14	0.25	0.39	(0.18)	(0.18)

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS, INC.

Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$13.56	26.65%(c)	$73,120	1.22%	1.43%	1.21%	64.8%
10.91	13.63 (c)	62,870	1.31	1.52	1.33	58.3
9.73	2.71 (c)	64,254	1.27	1.42	0.92	70.9
9.56	13.04 (c)	67,982	1.38	1.45	0.78	80.6
8.55	4.39 (c)	64,656	1.43	1.48	1.41	98.7

13.74	27.13	1,657,474	0.79 (d)	–	1.56	64.8
11.07	14.38	677,325	0.78 (d)	–	1.92	58.3
9.86	3.16	1,056,201	0.78 (d)	–	1.42	70.9
9.70	13.73	1,601,614	0.77 (d)	–	1.39	80.6
8.67	5.12	1,688,856	0.78 (d)	–	2.04	98.7

13.71	26.10	2,175	1.67 (d)	–	0.79	64.8
11.02	13.31	2,369	1.66 (d)	–	0.99	58.3
9.79	2.22	2,821	1.66 (d)	–	0.53	70.9
9.63	12.79	4,179	1.65 (d)	–	0.50	80.6
8.61	4.17	4,470	1.66 (d)	–	1.19	98.7

13.66	26.27	5,605	1.54 (d)	–	0.92	64.8
10.98	13.42	6,283	1.53 (d)	–	1.15	58.3
9.76	2.43	9,411	1.53 (d)	–	0.67	70.9
9.59	12.83	15,933	1.52 (d)	–	0.64	80.6
8.58	4.36	19,786	1.53 (d)	–	1.35	98.7

14.18	26.47	10,306	1.36 (d)	–	1.09	64.8
11.39	13.64	9,792	1.35 (d)	–	1.31	58.3
10.13	2.67	13,446	1.35 (d)	–	0.85	70.9
9.93	13.05	23,390	1.34 (d)	–	0.83	80.6
8.86	4.48	34,970	1.35 (d)	–	1.55	98.7

13.71	26.67	5,773	1.17 (d)	–	1.27	64.8
11.03	13.93	5,167	1.16 (d)	–	1.58	58.3
9.82	2.74	10,525	1.16 (d)	–	1.04	70.9
9.66	13.32	13,028	1.15 (d)	–	1.02	80.6
8.63	4.71	20,289	1.16 (d)	–	1.70	98.7

13.77	26.72	8,642	1.05 (d)	–	1.40	64.8
11.11	14.10	8,898	1.04 (d)	–	1.63	58.3
9.87	2.86	10,476	1.04 (d)	–	1.15	70.9
9.71	13.38	22,321	1.03 (d)	–	1.13	80.6
8.68	4.92	32,818	1.04 (d)	–	1.81	98.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

FINANCIAL STATEMENTS
The financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2013 have been incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. Copies of this report are available on request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund have been passed upon by Adam U. Shaikh, Esq., Assistant Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.
OTHER INFORMATION
PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS
April ____, 2014
Des Moines, Iowa

APPENDIX A
Form of:
PLAN OF ACQUISITION
LargeCap Value Fund I and
LargeCap Value Fund III
The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the LargeCap Value Fund III series of the Fund (“LCVIII”) acquire all of the assets of the LargeCap Value Fund I series of the Fund (“LCVI”) in exchange for the assumption by LCVIII of all of the liabilities of LCVI and shares issued by LCVIII which are thereafter to be distributed by LCVI pro rata to its shareholders in complete liquidation and termination of LCVI and in exchange for all of LCVI’s outstanding shares.
LCVI will transfer to LCVIII, and LCVIII will acquire from LCVI, all of the assets of LCVI on the Closing Date and will assume from LCVI all of the liabilities of LCVI in exchange for the issuance of the number of shares of LCVIII determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of LCVI in complete liquidation and termination of LCVI and in exchange for all of LCVI’s outstanding shares. LCVI will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by LCVI in proper form prior to the Closing Date shall be fulfilled by LCVI. Redemption requests received by LCVI thereafter will be treated as requests for redemption of those shares of LCVIII allocable to the shareholder in question.
LCVI will declare, and LCVIII may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, LCVIII will issue to LCVI a number of full and fractional shares of LCVIII, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of LCVI. The aggregate value of the net assets of LCVI and LCVIII shall be determined in accordance with the then current Prospectus of LCVIII as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.
The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 655 9th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2014, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for LCVIII or LCVI to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, LCVI shall (a) distribute on a pro rata basis to the shareholders of record of LCVI at the close of business on the Closing Date the shares of LCVIII received by LCVI at the Closing in exchange for all of LCVI’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.
For purposes of the distribution of shares of LCVIII to shareholders of LCVI, LCVIII shall credit its books an appropriate number its shares to the account of each shareholder of LCVI. No certificates will be issued for shares of LCVIII. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of LCVI, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of LCVIII to be credited on the books of LCVIII in respect of such shares of LCVI as provided above.
Prior to the Closing Date, LCVI shall deliver to LCVIII a list setting forth the assets to be assigned, delivered and transferred to LCVIII, including the securities then owned by LCVI and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by LCVIII pursuant to this Plan.
All of LCVI’s portfolio securities shall be delivered by LCVI’s custodian on the Closing Date to LCVIII or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of LCVIII or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from LCVI’s account at its custodian to LCVIII’s account at its custodian. If on the Closing Date LCVI is unable to make good delivery to LCVIII’s custodian of any of LCVI’s portfolio securities because such securities have not yet been delivered to LCVI’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement

A-1

with respect to such securities shall be waived, and LCVI shall deliver to LCVIII’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to LCVIII, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by LCVIII.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of LCVI and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of LCVI no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of LCVI.
Except as expressly provided otherwise in this Plan, PMC will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its ________ and __________ as of the _______th day of __________, 2014.

PRINCIPAL FUNDS, INC. on behalf of the following Acquired Fund: LargeCap Value Fund I

By: _____________________________________________
Nora M. Everett, President

PRINCIPAL FUNDS, INC. on behalf of the following Acquiring Fund: LargeCap Value Fund III

By: _____________________________________________
Michael J. Beer, Executive Vice President

Acknowledged:

PRINCIPAL MANAGEMENT CORPORATION

By: _____________________________________________

A-2

DRAFT BALLOT                                    DRAFT BALLOT

PO Box 55046
Boston MA 02205-5046

Your Proxy Vote is Important!

Vote by Internet
Please go to the electronic voting site at
www.eproxyvote.com/lcv. Follow the on-line
instructions. If you vote by internet, you do not have
to return your proxy card.
Vote by Telephone
Please call us toll free at 1-866-977-7699, and follow
the instructions provided. If you vote by telephone,
you do not have to return your proxy card.
Vote by Mail
Complete, sign and date your proxy card and return it
promptly in the enclosed envelope.

If Voting by Mail
Remember to sign and date form below.	Proxy Tabulator
Please ensure the address to the right shows through	PO Box 55046
the window of the enclosed postage-paid return	Boston MA 02205-9836
envelope.

PRINCIPAL FUNDS, INC. - LARGECAP VALUE FUND I
Des Moines, Iowa 50392
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
MAY 30, 2014
This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on May 30, 2014 at 10:00 a.m., Central Time, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.
Check the appropriate box on the reverse side of this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy Statement dated February 24, 2014. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Signature Date

DRAFT BALLOT                                    DRAFT BALLOT

DRAFT BALLOT                                    DRAFT BALLOT

Important Notice Regarding the Availability of Proxy Materials for the
PRINCIPAL FUNDS, INC. - LARGECAP VALUE FUND i
Special Shareholder Meeting to Be Held on
May 30, 2014

The Proxy Statement for this meeting is available at:

www.eproxyvote.com/lcv

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.

Please make your choice below in blue or black ink. EXAMPLE:    ■

The Board of Directors recommends that shareholders vote FOR the following proposal.

FOR     AGAINST     ABSTAIN
☐        ☐        ☐

1.	Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Value Fund I (the "Acquired Fund") into the LargeCap Value Fund III.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

DRAFT BALLOT                                    DRAFT BALLOT

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392

STATEMENT OF ADDITIONAL INFORMATION

Dated: _________________, 2014

This Statement of Additional Information is available to the shareholders of the LargeCap Value Fund I (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the LargeCap Value Fund III (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and Acquiring Funds is a separate series of Principal Funds, Inc. ("PFI").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated __________________, 2014, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on May 30, 2014. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 655 9th Street, Des Moines, Iowa 50392, or by calling toll free at 1-800-222-5852.
TABLE OF CONTENTS

(1)	Statement of Additional Information of PFI dated March 1, 2014, as supplemented on March 7, 2014 and March 14, 2014.

(2)	Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2013
(3)    Pro Forma Financial Statements
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 033-59474; and 811-07572).

(1)	The Statement of Additional Information of Principal Funds, Inc. (“PFI”) dated March 1, 2014, (including Supplements dated March 7, 2014 and March 14, 2014 and also filed via EDGAR those dates).

(2)
The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2013, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 30, 2013.

The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS
On January 30, 2014 the Board of Directors of PFI approved a Plan of Acquisition whereby, the LargeCap Value Fund III (the "Acquiring Fund") will acquire all the assets of the LargeCap Value Fund I (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").
Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of October 31, 2013. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.
Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

	Statements of Assets and Liabilities
	Principal Funds, Inc.
	October 31, 2013 (unaudited)
	Amounts in thousands
	LargeCap Value	LargeCap Value		Pro Forma		Pro Forma
	Fund I	Fund III		Adjustments		LargeCap Value Fund III
Investment in securities--at cost	$682,345	$1,593,214		$—		$2,275,559
Assets
Investment in securities--at value	$802,961	$1,776,627		$—		$2,579,588
Cash	43	36		—		79
Deposits with counterparty	2,103	4,200				6,303
Receivables:
Dividends and interest	670	1,472		—		2,142
Expense reimbursement from Manager	14	15		—		29
Expense reimbursement from Distributor	—	13		—		13
Fund shares sold	16	203		—		219
Investment securities sold	118,838	21,522		—		140,360
Total Assets	924,645	1,804,088		—		2,728,733

Liabilities
Accrued management and investment advisory fees	779	968		—		1,747
Accrued administrative service fees	1	2		—		3
Accrued distribution fees	3	32		—		35
Accrued service fees	3	7		—		10
Accrued transfer agent fees	—	36		—		36
Accrued directors' expenses	2	1		—		3
Accrued other expenses	11	47		—		58
Payables:
Fund shares redeemed	1,725	209		—		1,934
Investment securities purchased	9,816	39,210		—		49,026
Variation margin on financial derivative instruments	235	481		—		716
Total Liabilities	12,575	40,993		—		53,568
Net Assets Applicable to Outstanding Shares	$912,070	$1,763,095		$—		$2,675,165

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$370,820	$1,876,758		$—		$2,247,578
Accumulated undistributed (overdistributed) net investment income (loss)	24,431	8,998		—		33,429
Accumulated undistributed (overdistributed) net realized gain (loss)	396,141	(308,897)		—		87,244
Net unrealized appreciation (depreciation) of investments	120,678	186,236		—		306,914
Total Net Assets	$912,070	$1,763,095		$—		$2,675,165

Capital Stock (par value: $.01 a share):
Shares authorized	600,000	520,000		—		520,000
Net Asset Value Per Share:
Class J: Net Assets	N/A	$73,120		$—		$73,120
Shares issued and outstanding		5,391		—		5,391
Net asset value per share		$13.56	(a)	$—		$13.56	(a)

Institutional: Net Assets	$898,307	$1,657,474		$—		$2,555,781
Shares issued and outstanding	62,318	120,642		3,061	(b)	186,021
Net asset value per share	$14.42	$13.74		$—		$13.74

R-1: Net Assets	$2,966	$2,175		$—		$5,141
Shares issued and outstanding	207	159		9	(b)	375
Net asset value per share	$14.34	$13.71		$—		$13.71

R-2: Net Assets	$2,696	$5,605		$—		$8,301
Shares issued and outstanding	188	410		9	(b)	607
Net asset value per share	$14.34	$13.66		$—		$13.66

R-3: Net Assets	$3,034	$10,306		$—		$13,340
Shares issued and outstanding	211	727		3	(b)	941
Net asset value per share	$14.35	$14.18		$—		$14.18

	Statements of Assets and Liabilities
	Principal Funds, Inc.
	October 31, 2013 (unaudited)
	Amounts in thousands
	LargeCap Value	LargeCap Value	Pro Forma		Pro Forma
	Fund I	Fund III	Adjustments		LargeCap Value Fund III
R-4: Net Assets	$3,156	$5,773	$—		$8,929
Shares issued and outstanding	220	422	10	(b)	652
Net asset value per share	$14.34	$13.71	$—		$13.71

R-5: Net Assets	$1,911	$8,642	$—		$10,553
Shares issued and outstanding	132	627	7	(b)	766
Net asset value per share	$14.43	$13.77	$—		$13.77

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Reflects new shares issued, net of retired shares of LargeCap Value Fund I

See accompanying notes

STATEMENTS OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended October 31, 2013 (unaudited)
Amounts in thousands	LargeCap Value Fund I	LargeCap Value Fund III	Pro Forma Adjustments		Pro Forma LargeCap Value Fund III
Net Investment Income (Loss)
Income:
Dividends	$56,834	$20,462	$—		$77,296
Withholding tax	(85)	(54)			(139)
Interest	87	28	—		115
Total Income	56,836	20,436	—		77,272
Expenses:
Management and investment advisory fees	16,490	6,828	(506)	(b)	22,812
Distribution Fees - Class J	N/A	305	—		305
Distribution Fees - R-1	15	8	—		23
Distribution Fees - R-2	7	17	—		24
Distribution Fees - R-3	7	24	—		31
Distribution Fees - R-4	3	6	—		9
Administrative service fees - R-1	12	6	—		18
Administrative service fees - R-2	5	11	—		16
Administrative service fees - R-3	2	7	—		9
Administrative service fees - R-4	1	2	—		3
Administrative service fees - R-5	—	2	—		2
Registration fees - Class J	NA	18			18
Registration fees - Institutional	16	48	(16)	(a)	48
Service Fees - R-1	11	6	—		17
Service Fees - R-2	6	14	—		20
Service Fees - R-3	7	24	—		31
Service Fees - R-4	7	15	—		22
Service Fees - R-5	19	38	—		57
Shareholder reports - Class J	N/A	21	—		21
Shareholder reports - Institutional	—	1	—		1
Transfer agent fees - Class J	N/A	87	—		87
Transfer agent fees - Institutional	1	1	—		2
Custodian fees	23	23	(23)	(a)	23
Directors' expenses	39	14	—		53
Professional fees	20	18	(18)	(a)	20
Other expenses	15	11	—		26
Total Gross Expenses	16,706	7,555	(563)		23,698
Less: Reimbursement from Manager	300	104	—		404
Less: Reimbursement from Distributor - Class J	—	136	—		136
Total Net Expenses	16,406	7,315	(563)		23,158
Net Investment Income (Loss)	40,430	13,121	563		54,114

Net Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized gain (loss) from:
Investment transactions	455,130	87,586	—		542,716
Futures contracts	16,534	3,215	—		19,749
Change in unrealized appreciation/depreciation of:
Investments	(40,871)	108,191	—		67,320
Futures contracts	2,390	3,310	—		5,700
Net Realized and Unrealized Gain (Loss) on Investments and Futures	433,183	202,302	—		635,485
Net Increase (Decrease) in Net Assets Resulting from Operations	$473,613	$215,423	$563		$689,599

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

See accompanying notes

Schedule of Investments
October 31, 2013

COMMON STOCKS - 91.53%	LargeCap Value Fund I Shares Held	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Shares Held	LargeCap Value Fund III Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Advertising - 0.00%
Interpublic Group of Cos Inc/The	4,585	$77	13,430	$226	18,015	$303

Aerospace & Defense - 2.87%
Alliant Techsystems Inc	603	66	1,763	192	2,366	258
Boeing Co/The	—	—	58,900	7,686	58,900	7,686
Exelis Inc	3,403	56	9,963	164	13,366	220
General Dynamics Corp	3,918	339	228,446	19,791	232,364	20,130
L-3 Communications Holdings Inc	1,723	173	5,047	507	6,770	680
Lockheed Martin Corp *	54,423	7,257	—	—	54,423	7,257
Northrop Grumman Corp	3,084	332	9,038	972	12,122	1,304
Raytheon Co	4,542	374	279,471	23,020	284,013	23,394
Rockwell Collins Inc *	35,820	2,501	816	57	36,636	2,558
United Technologies Corp	1,108	118	126,747	13,467	127,855	13,585
		$11,216		$65,856		$77,072
Agriculture - 2.18%
Altria Group Inc *	180,372	6,715	316,245	11,774	496,617	18,489
Archer-Daniels-Midland Co	10,603	434	31,047	1,270	41,650	1,704
Bunge Ltd	1,681	138	4,928	404	6,609	542
Philip Morris International Inc	65,974	5,880	248,339	22,132	314,313	28,012
Reynolds American Inc *	184,900	9,498	—	—	184,900	9,498
		$22,665		$35,580		$58,245
Airlines - 0.21%
Alaska Air Group Inc	101	7	331	23	432	30
Copa Holdings SA *	29,755	4,449	—	—	29,755	4,449
Delta Air Lines Inc	6,024	159	17,716	467	23,740	626
Southwest Airlines Co	8,994	155	26,332	454	35,326	609
		$4,770		$944		$5,714
Apparel - 0.00%
Deckers Outdoor Corp (a)	365	25	1,067	73	1,432	98

Automobile Manufacturers - 0.18%
Ford Motor Co	32,102	549	94,019	1,609	126,121	2,158
General Motors Co (a)	10,737	397	31,464	1,162	42,201	1,559
Oshkosh Corp	1,670	79	4,890	233	6,560	312
PACCAR Inc	3,498	195	10,251	570	13,749	765
		$1,220		$3,574		$4,794
Automobile Parts & Equipment - 0.58%
Delphi Automotive PLC	—	—	223,609	12,791	223,609	12,791
Johnson Controls Inc	8,778	405	25,708	1,186	34,486	1,591
Lear Corp	1,384	107	4,058	314	5,442	421
TRW Automotive Holdings Corp (a)	2,024	152	5,934	446	7,958	598
		$664		$14,737		$15,401
Banks - 12.20%
Associated Banc-Corp	3,169	52	9,280	151	12,449	203
Bank of America Corp	123,750	1,728	2,597,788	36,265	2,721,538	37,993
Bank of New York Mellon Corp/The	13,442	427	39,356	1,252	52,798	1,679
BankUnited Inc	1,208	37	3,538	109	4,746	146
BB&T Corp	8,966	305	26,272	892	35,238	1,197
BOK Financial Corp	468	29	1,372	84	1,840	113
Capital One Financial Corp	8,592	590	543,116	37,296	551,708	37,886
CIT Group Inc	3,779	182	277,265	13,353	281,044	13,535
Citigroup Inc *	279,268	13,623	463,733	22,621	743,001	36,244
City National Corp/CA	848	61	2,487	179	3,335	240
Comerica Inc *	129,012	5,586	10,297	446	139,309	6,032
Commerce Bancshares Inc/MO	1,450	67	4,250	196	5,700	263
Cullen/Frost Bankers Inc	980	69	2,872	203	3,852	272
Fifth Third Bancorp	11,244	214	32,924	627	44,168	841
First Citizens BancShares Inc/NC	137	29	401	85	538	114
Fulton Financial Corp	3,780	46	11,073	135	14,853	181
Goldman Sachs Group Inc/The *	62,463	10,048	15,415	2,480	77,878	12,528

COMMON STOCKS (continued)	LargeCap Value Fund I Shares Held	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Shares Held	LargeCap Value Fund III Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Banks (continued)
Huntington Bancshares Inc/OH	15,773	$139	46,251	$407	62,024	$546
JP Morgan Chase & Co	112,660	5,807	944,891	48,699	1,057,551	54,506
KeyCorp	11,651	146	34,115	427	45,766	573
M&T Bank Corp	1,648	185	4,830	544	6,478	729
Morgan Stanley	17,416	500	51,026	1,466	68,442	1,966
Northern Trust Corp	3,558	201	10,420	588	13,978	789
PNC Financial Services Group Inc/The	6,765	497	286,173	21,043	292,938	21,540
Regions Financial Corp	18,019	173	52,804	508	70,823	681
State Street Corp	6,708	470	252,449	17,689	259,157	18,159
SunTrust Banks Inc	6,903	232	20,224	680	27,127	912
US Bancorp/MN	23,635	883	240,300	8,978	263,935	9,861
Valley National Bancorp	3,864	38	11,320	110	15,184	148
Wells Fargo & Co	327,014	13,960	1,220,167	52,089	1,547,181	66,049
Zions Bancorporation	3,466	98	10,161	288	13,627	386
		$56,422		$269,890		$326,312
Beverages - 0.55%
Beam Inc	1,840	124	5,391	363	7,231	487
Molson Coors Brewing Co	2,675	144	7,838	423	10,513	567
PepsiCo Inc	—	—	162,800	13,690	162,800	13,690
		$268		$14,476		$14,744
Biotechnology - 0.33%
United Therapeutics Corp (a),*	98,521	8,721	—	—	98,521	8,721

Chemicals - 1.91%
Air Products & Chemicals Inc	2,717	296	7,966	868	10,683	1,164
Airgas Inc *	52,800	5,759	—	—	52,800	5,759
Albemarle Corp	1,027	68	3,010	199	4,037	267
Ashland Inc	1,491	138	4,373	405	5,864	543
Cabot Corp	1,156	54	3,385	158	4,541	212
CF Industries Holdings Inc *	24,764	5,339	2,268	489	27,032	5,828
Cytec Industries Inc	706	59	2,070	172	2,776	231
Dow Chemical Co/The	13,711	541	40,204	1,587	53,915	2,128
EI du Pont de Nemours & Co	46,200	2,827	118,006	7,222	164,206	10,049
Huntsman Corp	3,796	88	11,119	258	14,915	346
LyondellBasell Industries NV *	42,095	3,140	—	—	42,095	3,140
Mosaic Co/The	3,913	179	11,475	526	15,388	705
NewMarket Corp *	23,812	7,414	—	—	23,812	7,414
PPG Industries Inc	233	43	682	125	915	168
Rockwood Holdings Inc	387	25	1,133	72	1,520	97
RPM International Inc	153	6	527	20	680	26
Sigma-Aldrich Corp	127	11	149,372	12,910	149,499	12,921
Westlake Chemical Corp	51	6	176	19	227	25
WR Grace & Co (a)	188	17	558	51	746	68
		$26,010		$25,081		$51,091
Commercial Services - 1.07%
Aaron's Inc	1,230	35	3,607	102	4,837	137
ADT Corp/The	4,116	179	12,067	523	16,183	702
Apollo Group Inc (a)	1,772	47	5,194	139	6,966	186
Booz Allen Hamilton Holding Corp	31	1	560	11	591	12
Cintas Corp	1,435	77	4,206	226	5,641	303
CoreLogic Inc/United States (a)	1,776	59	5,199	173	6,975	232
Equifax Inc	—	—	210,200	13,594	210,200	13,594
KAR Auction Services Inc *	109,810	3,264	2,665	79	112,475	3,343
Leidos Holdings Inc	1,744	82	4,544	214	6,288	296
Lender Processing Services Inc	255	9	749	26	1,004	35
Manpowergroup Inc	1,460	114	4,276	334	5,736	448
McGraw Hill Financial Inc *	81,190	5,657	—	—	81,190	5,657
RR Donnelley & Sons Co	1,574	29	4,611	86	6,185	115
Science Applications International Corp	819	29	2,397	85	3,216	114
Service Corp International/US	843	15	2,469	44	3,312	59
Total System Services Inc	688	21	2,018	60	2,706	81
Towers Watson & Co	1,232	141	3,610	414	4,842	555
Weight Watchers International Inc	231	7	678	22	909	29
Western Union Co/The *	154,271	2,626	—	—	154,271	2,626
		$12,392		$16,132		$28,524

COMMON STOCKS (continued)	LargeCap Value Fund I Shares Held	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Shares Held	LargeCap Value Fund III Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Computers - 2.13%
Accenture PLC - Class A	—	$—	174,900	$12,855	174,900	$12,855
Apple Inc *	18,136	9,474	8,549	4,466	26,685	13,940
Brocade Communications Systems Inc (a)	8,352	67	24,455	196	32,807	263
Computer Sciences Corp	2,826	139	8,286	408	11,112	547
DST Systems Inc	110	9	342	29	452	38
EMC Corp/MA	13,295	320	38,953	938	52,248	1,258
Hewlett-Packard Co	24,741	603	72,474	1,766	97,215	2,369
International Business Machines Corp *	71,635	12,838	—	—	71,635	12,838
Lexmark International Inc	1,177	42	3,447	122	4,624	164
MICROS Systems Inc (a)	1,295	70	3,796	206	5,091	276
NetApp Inc *	42,900	1,665	—	—	42,900	1,665
SanDisk Corp	2,498	174	7,323	509	9,821	683
Synopsys Inc (a)	2,904	106	8,509	310	11,413	416
Western Digital Corp *	130,195	9,065	7,884	549	138,079	9,614
		$34,572		$22,354		$56,926
Consumer Products - 0.11%
Avery Dennison Corp	1,237	58	3,624	171	4,861	229
Clorox Co/The	405	37	1,188	107	1,593	144
Kimberly-Clark Corp	1,184	128	3,468	374	4,652	502
Tupperware Brands Corp *	23,100	2,071	—	—	23,100	2,071
		$2,294		$652		$2,946
Cosmetics & Personal Care - 1.17%
Colgate-Palmolive Co *	110,178	7,132	216,900	14,040	327,078	21,172
Procter & Gamble Co/The	31,741	2,563	92,935	7,504	124,676	10,067
		$9,695		$21,544		$31,239
Distribution & Wholesale - 0.41%
Arrow Electronics Inc (a)	2,053	98	6,016	289	8,069	387
Genuine Parts Co	160	13	467	37	627	50
Ingram Micro Inc (a)	2,946	68	8,631	200	11,577	268
WESCO International Inc (a)	866	74	118,936	10,164	119,802	10,238
		$253		$10,690		$10,943
Diversified Financial Services - 4.15%
American Express Co *	161,800	13,235	296,056	24,217	457,856	37,452
Ameriprise Financial Inc	2,041	205	5,977	601	8,018	806
BlackRock Inc	1,257	378	3,680	1,107	4,937	1,485
CBOE Holdings Inc *	181,379	8,797	—	—	181,379	8,797
Charles Schwab Corp/The	13,502	306	39,545	896	53,047	1,202
CME Group Inc/IL	3,626	269	10,626	789	14,252	1,058
Discover Financial Services *	141,936	7,364	21,150	1,097	163,086	8,461
E*Trade Financial Corp (a)	5,378	91	15,748	266	21,126	357
Eaton Vance Corp *	165,580	6,923	—	—	165,580	6,923
Federated Investors Inc *	239,865	6,505	—	—	239,865	6,505
Invesco Ltd	6,326	214	18,528	625	24,854	839
LPL Financial Holdings Inc	232	9	681	28	913	37
NASDAQ OMX Group Inc/The	2,093	74	6,130	217	8,223	291
NYSE Euronext	2,793	123	8,178	360	10,971	483
Ocwen Financial Corp (a),*	102,300	5,752	—	—	102,300	5,752
SLM Corp	129,497	3,285	717,285	18,198	846,782	21,483
TD Ameritrade Holding Corp	4,397	120	12,879	351	17,276	471
Waddell & Reed Financial Inc *	140,885	8,700	—	—	140,885	8,700
		$62,350		$48,752		$111,102
Electric - 2.08%
AES Corp/VA	11,684	165	34,261	483	45,945	648
Alliant Energy Corp	2,146	112	6,288	328	8,434	440
American Electric Power Co Inc	6,721	315	19,681	922	26,402	1,237
CMS Energy Corp	5,041	138	14,771	406	19,812	544
Consolidated Edison Inc	3,349	195	9,814	571	13,163	766
Dominion Resources Inc/VA	6,560	418	19,221	1,225	25,781	1,643
DTE Energy Co	2,434	168	7,131	493	9,565	661
Duke Energy Corp	8,174	586	23,933	1,717	32,107	2,303
Edison International	4,558	223	13,349	655	17,907	878
Entergy Corp	2,039	132	120,813	7,819	122,852	7,951
Exelon Corp	11,837	338	34,659	989	46,496	1,327
FirstEnergy Corp	4,781	181	14,011	531	18,792	712

COMMON STOCKS (continued)	LargeCap Value Fund I Shares Held	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Shares Held	LargeCap Value Fund III Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Electric (continued)
Great Plains Energy Inc	2,906	68	8,514	200	11,420	268
Integrys Energy Group Inc	1,531	90	4,488	263	6,019	353
MDU Resources Group Inc	3,545	106	10,380	309	13,925	415
NextEra Energy Inc	5,856	496	175,670	14,888	181,526	15,384
Northeast Utilities	4,402	189	12,894	553	17,296	742
NRG Energy Inc	6,052	173	17,721	506	23,773	679
NV Energy Inc	4,562	108	13,364	317	17,926	425
OGE Energy Corp	3,795	140	11,118	410	14,913	550
PG&E Corp	6,187	259	18,122	758	24,309	1,017
Pinnacle West Capital Corp	2,104	118	6,164	345	8,268	463
PPL Corp *	348,940	10,688	25,890	793	374,830	11,481
Public Service Enterprise Group Inc	7,078	237	20,732	695	27,810	932
SCANA Corp	2,635	123	7,723	360	10,358	483
Southern Co/The	9,969	408	29,203	1,195	39,172	1,603
Westar Energy Inc	2,488	79	7,289	230	9,777	309
Wisconsin Energy Corp	4,380	184	12,836	541	17,216	725
Xcel Energy Inc	6,958	201	20,378	588	27,336	789
		$16,638		$39,090		$55,728
Electrical Components & Equipment - 0.71%
Emerson Electric Co	2,382	159	271,070	18,153	273,452	18,312
Energizer Holdings Inc	1,190	117	3,488	342	4,678	459
Hubbell Inc	313	34	916	99	1,229	133
		$310		$18,594		$18,904
Electronics - 1.61%
Agilent Technologies Inc	4,229	215	12,392	629	16,621	844
Avnet Inc	2,655	105	7,778	309	10,433	414
FLIR Systems Inc	830	24	2,431	69	3,261	93
Garmin Ltd	—	—	145,300	6,793	145,300	6,793
Gentex Corp/MI	1,109	33	3,251	96	4,360	129
Honeywell International Inc	—	—	375,081	32,530	375,081	32,530
Jabil Circuit Inc	3,826	80	11,208	234	15,034	314
Tech Data Corp (a)	688	36	2,011	105	2,699	141
Thermo Fisher Scientific Inc	4,104	401	12,025	1,176	16,129	1,577
Vishay Intertechnology Inc (a)	2,402	29	7,032	86	9,434	115
		$923		$42,027		$42,950
Engineering & Construction - 0.07%
AECOM Technology Corp (a)	1,904	60	5,573	177	7,477	237
Fluor Corp	1,226	91	3,591	266	4,817	357
Jacobs Engineering Group Inc (a)	2,460	150	7,215	439	9,675	589
KBR Inc	2,775	96	8,126	281	10,901	377
URS Corp	1,491	81	4,366	237	5,857	318
		$478		$1,400		$1,878
Entertainment - 0.18%
International Game Technology *	237,700	4,469	—	—	237,700	4,469
Penn National Gaming Inc (a)	1,275	74	3,735	219	5,010	293
Regal Entertainment Group	1,212	23	3,552	67	4,764	90
		$4,566		$286		$4,852
Environmental Control - 0.04%
Covanta Holding Corp	1,991	34	5,831	100	7,822	134
Waste Management Inc	4,976	217	14,568	634	19,544	851
		$251		$734		$985
Food - 1.69%
Campbell Soup Co *	129,347	5,506	—	—	129,347	5,506
General Mills Inc	—	—	206,000	10,387	206,000	10,387
JM Smucker Co/The	1,069	119	3,134	349	4,203	468
Kellogg Co *	90,012	5,693	1,117	71	91,129	5,764
McCormick & Co Inc/MD	—	—	199,600	13,802	199,600	13,802
Mondelez International Inc	20,443	688	59,936	2,016	80,379	2,704
Safeway Inc *	146,172	5,102	12,216	426	158,388	5,528
Sysco Corp	4,474	145	13,058	422	17,532	567
Tyson Foods Inc	5,359	148	15,703	434	21,062	582
		$17,401		$27,907		$45,308

COMMON STOCKS (continued)	LargeCap Value Fund I Shares Held	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Shares Held	LargeCap Value Fund III Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Forest Products & Paper - 0.02%
Domtar Corp	623	$53	1,826	$155	2,449	$208
International Paper Co	1,133	50	3,317	148	4,450	198
		$103		$303		$406
Gas - 0.15%
AGL Resources Inc	2,289	110	6,706	321	8,995	431
Atmos Energy Corp	1,777	79	5,204	230	6,981	309
CenterPoint Energy Inc	5,924	146	17,347	427	23,271	573
NiSource Inc	5,867	185	17,206	542	23,073	727
Questar Corp	2,877	68	8,431	200	11,308	268
Sempra Energy	3,407	310	9,978	909	13,385	1,219
UGI Corp	2,204	91	6,410	265	8,614	356
		$989		$2,894		$3,883
Hand & Machine Tools - 0.46%
Kennametal Inc	1,545	71	4,528	208	6,073	279
Regal-Beloit Corp	850	62	2,491	183	3,341	245
Snap-on Inc	976	102	2,860	298	3,836	400
Stanley Black & Decker Inc	2,067	163	143,369	11,339	145,436	11,502
		$398		$12,028		$12,426
Healthcare - Products - 1.93%
Baxter International Inc *	34,875	2,297	—	—	34,875	2,297
Boston Scientific Corp (a)	18,542	217	54,290	635	72,832	852
CareFusion Corp (a)	4,206	163	12,323	478	16,529	641
Covidien PLC	5,449	349	222,769	14,282	228,218	14,631
Life Technologies Corp (a)	1,126	85	3,297	248	4,423	333
Medtronic Inc	13,993	803	479,312	27,512	493,305	28,315
St Jude Medical Inc	1,941	111	5,692	327	7,633	438
Stryker Corp	1,607	119	4,703	347	6,310	466
Varian Medical Systems Inc (a)	—	—	41,000	2,976	41,000	2,976
Zimmer Holdings Inc	1,823	160	5,343	467	7,166	627
		$4,304		$47,272		$51,576
Healthcare - Services - 2.34%
Aetna Inc	3,695	232	10,824	679	14,519	911
Cigna Corp	3,702	285	10,852	835	14,554	1,120
DaVita HealthCare Partners Inc (a)	—	—	222,400	12,501	222,400	12,501
HCA Holdings Inc	2,840	134	8,322	392	11,162	526
Humana Inc *	38,106	3,511	5,291	488	43,397	3,999
Quest Diagnostics Inc	2,789	167	8,170	489	10,959	656
UnitedHealth Group Inc	66,849	4,563	288,532	19,695	355,381	24,258
WellPoint Inc	4,136	351	217,073	18,408	221,209	18,759
		$9,243		$53,487		$62,730
Home Furnishings - 0.02%
Whirlpool Corp	949	139	2,829	413	3,778	552

Housewares - 0.01%
Newell Rubbermaid Inc	2,209	65	6,473	192	8,682	257

Insurance - 5.41%
ACE Ltd	5,003	477	150,830	14,395	155,833	14,872
Aflac Inc *	259,037	16,833	20,106	1,307	279,143	18,140
Alleghany Corp (a)	315	128	922	374	1,237	502
Allied World Assurance Co Holdings AG	437	47	1,280	139	1,717	186
Allstate Corp/The *	99,294	5,269	20,216	1,073	119,510	6,342
American Financial Group Inc/OH	1,267	71	3,715	209	4,982	280
American International Group Inc	191,895	9,912	430,209	22,220	622,104	32,132
American National Insurance Co	130	13	380	38	510	51
Aon PLC	1,370	108	4,014	317	5,384	425
Arch Capital Group Ltd (a),*	71,647	4,153	7,058	409	78,705	4,562
Aspen Insurance Holdings Ltd	1,303	51	3,815	149	5,118	200
Assurant Inc *	123,677	7,232	4,323	253	128,000	7,485
Axis Capital Holdings Ltd	1,678	80	4,916	233	6,594	313
Berkshire Hathaway Inc - Class B (a)	26,776	3,081	78,400	9,022	105,176	12,103
Brown & Brown Inc	1,205	38	3,527	113	4,732	151
Chubb Corp/The	3,267	301	9,580	882	12,847	1,183

COMMON STOCKS (continued)	LargeCap Value Fund I Shares Held	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Shares Held	LargeCap Value Fund III Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Insurance (continued)
Cincinnati Financial Corp	3,075	$154	9017	$451	12092	$605
CNA Financial Corp	505	20	1480	60	1985	80
Everest Re Group Ltd	955	147	2801	431	3756	578
Fairfax Financial Holdings Ltd *	13,200	5757	—	—	13200	5757
Fidelity National Financial Inc	4,468	126	13085	368	17553	494
Genworth Financial Inc (a)	9,313	135	27287	396	36600	531
Hanover Insurance Group Inc/The	609	36	1783	104	2392	140
Hartford Financial Services Group Inc	5,207	175	406656	13704	411863	13879
HCC Insurance Holdings Inc	1,970	90	5770	263	7740	353
Kemper Corp	908	34	2662	99	3570	133
Lincoln National Corp	3,821	173	11191	508	15012	681
Loews Corp	3,231	156	9464	457	12695	613
Marsh & McLennan Cos Inc	3,435	157	10,057	461	13,492	618
MetLife Inc	10,354	490	174,514	8,256	184,868	8,746
Old Republic International Corp	5,026	84	14,724	247	19,750	331
Progressive Corp/The	2,217	58	6,493	169	8,710	227
Protective Life Corp	1,475	68	4,319	199	5,794	267
Prudential Financial Inc	3,245	264	9,509	774	12,754	1,038
Reinsurance Group of America Inc	1,341	95	3,928	280	5,269	375
RenaissanceRe Holdings Ltd	850	80	2,492	234	3,342	314
StanCorp Financial Group Inc	807	48	2,362	139	3,169	187
Torchmark Corp	1,791	130	5,247	382	7,038	512
Travelers Cos Inc/The	4,041	349	11,848	1,023	15,889	1,372
Unum Group	5,109	162	14,971	475	20,080	637
WR Berkley Corp	2,022	89	5,917	260	7,939	349
XL Group PLC	5,586	171	221,533	6,772	227,119	6,943
		$57,042		$87,645		$144,687
Internet - 0.32%
AOL Inc	1,462	53	4,284	155	5,746	208
IAC/InterActiveCorp	—	—	108,900	5,814	108,900	5,814
Liberty Interactive Corp (a)	6,302	170	18,463	498	24,765	668
Symantec Corp	3,671	83	10,752	245	14,423	328
Yahoo! Inc (a)	11,381	375	33,338	1,098	44,719	1,473
		$681		$7,810		$8,491
Iron & Steel - 0.07%
Cliffs Natural Resources Inc	2,907	75	8,513	219	11,420	294
Nucor Corp	3,634	188	10,647	551	14,281	739
Reliance Steel & Aluminum Co	1,448	106	4,242	311	5,690	417
Steel Dynamics Inc	4,159	75	12,186	219	16,345	294
		$444		$1,300		$1,744
Leisure Products & Services - 1.14%
Carnival Corp	4,776	165	473,083	16,392	477,859	16,557
Polaris Industries Inc	—	—	106,000	13,881	106,000	13,881
		$165		$30,273		$30,438
Lodging - 0.05%
Hyatt Hotels Corp (a)	840	40	2,464	117	3,304	157
Marriott International Inc/DE	512	23	1,503	68	2,015	91
MGM Resorts International (a)	6,976	133	20,427	389	27,403	522
Starwood Hotels & Resorts Worldwide Inc	2,141	158	6,278	462	8,419	620
		$354		$1,036		$1,390
Machinery - Construction & Mining - 0.52%
Caterpillar Inc *	49,632	4,137	22,069	1,840	71,701	5,977
Joy Global Inc *	127,452	7,233	6,030	342	133,482	7,575
Terex Corp (a)	2,013	71	5,891	206	7,904	277
		$11,441		$2,388		$13,829
Machinery - Diversified - 0.04%
AGCO Corp	1,883	110	5,515	322	7,398	432
Babcock & Wilcox Co/The	655	21	1,921	62	2,576	83
Cummins Inc	669	85	1,961	249	2,630	334
IDEX Corp	107	8	312	22	419	30
Zebra Technologies Corp (a)	793	38	2,323	112	3,116	150
		$262		$767		$1,029
Media - 2.51%
CBS Corp	937	55	2,746	162	3,683	217
Comcast Corp - Class A	3,750	178	300,895	14,316	304,645	14,494
Gannett Co Inc	4,281	119	12,533	347	16,814	466
John Wiley & Sons Inc	858	43	2,516	127	3,374	170
Liberty Media Corp (a),*	14,509	2,218	3,835	586	18,344	2,804

COMMON STOCKS (continued)	LargeCap Value Fund I Shares Held	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Shares Held	LargeCap Value Fund III Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Media (continued)
Nielsen Holdings NV	3,515	139	10,309	407	13,824	546
Shaw Communications Inc *	115,600	2,766	—	—	115,600	2,766
Sirius XM Radio Inc	31,918	120	93,480	352	125,398	472
Starz (a)	240	7	739	22	979	29
Thomson Reuters Corp	4,269	160	12,506	470	16,775	630
Time Warner Cable Inc *	36,300	4,362	—	—	36,300	4,362
Time Warner Inc	12,019	826	233,319	16,038	245,338	16,864
Twenty-First Century Fox Inc - A Shares	6,766	231	19,824	676	26,590	907
Viacom Inc	52,800	4,398	155,500	12,952	208,300	17,350
Walt Disney Co/The	17,954	1,232	52,585	3,607	70,539	4,839
Washington Post Co/The	78	50	230	148	308	198
		$16,904		$50,210		$67,114
Metal Fabrication & Hardware - 0.01%
Timken Co	1,625	$86	4,763	$252	6,388	$338

Mining - 0.27%
Alcoa Inc	20,469	190	59,980	556	80,449	746
Freeport-McMoRan Copper & Gold Inc *	97,638	3,589	34,689	1,275	132,327	4,864
Newmont Mining Corp	5,630	154	16,497	450	22,127	604
Southern Copper Corp *	39,873	1,114	—	—	39,873	1,114
		$5,047		$2,281		$7,328
Miscellaneous Manufacturing - 2.67%
3M Co	1,384	174	4,056	510	5,440	684
AO Smith Corp	804	42	2,356	122	3,160	164
Aptargroup Inc	362	23	1,063	68	1,425	91
Carlisle Cos Inc	1,139	83	3,337	243	4,476	326
Crane Co	68	4	231	15	299	19
Danaher Corp	6,675	481	19,546	1,409	26,221	1,890
Dover Corp	879	81	2,575	236	3,454	317
Eaton Corp PLC	6,620	467	19,385	1,368	26,005	1,835
General Electric Co *	661,150	17,282	843,316	22,044	1,504,466	39,326
Illinois Tool Works Inc	3,097	244	257,306	20,273	260,403	20,517
Ingersoll-Rand PLC	1,667	113	4,882	330	6,549	443
Leggett & Platt Inc	2,765	82	8,047	239	10,812	321
Parker Hannifin Corp	1,958	229	5,737	670	7,695	899
Pentair Ltd	2,311	155	6,765	454	9,076	609
Trinity Industries Inc *	74,063	3,750	4,284	217	78,347	3,967
		$23,210		$48,198		$71,408
Office & Business Equipment - 0.03%
Pitney Bowes Inc	2,158	46	6,324	135	8,482	181
Xerox Corp	15,756	157	46,133	459	61,889	616
		$203		$594		$797
Oil & Gas - 10.85%
Anadarko Petroleum Corp	6,541	623	19,179	1,828	25,720	2,451
Apache Corp *	72,906	6,474	16,069	1,427	88,975	7,901
Atwood Oceanics Inc (a)	880	47	2,578	137	3,458	184
BP PLC ADR	—	—	498,078	23,161	498,078	23,161
Chesapeake Energy Corp	6,710	188	19,645	549	26,355	737
Chevron Corp *	187,368	22,476	187,303	22,469	374,671	44,945
Cimarex Energy Co	1,622	171	4,749	500	6,371	671
ConocoPhillips	16,874	1,237	328,169	24,055	345,043	25,292
Continental Resources Inc/OK (a),*	51,424	5,857	—	—	51,424	5,857
Denbury Resources Inc (a)	7,147	136	20,945	398	28,092	534
Devon Energy Corp	4,643	294	13,603	860	18,246	1,154
Energen Corp	1,398	110	4,095	321	5,493	431
EOG Resources Inc	316	56	36,126	6,445	36,442	6,501
EQT Corp	—	—	73,800	6,318	73,800	6,318
Exxon Mobil Corp *	215,023	19,270	296,167	26,543	511,190	45,813
Helmerich & Payne Inc	1,815	141	5,319	412	7,134	553
Hess Corp	4,241	344	12,423	1,009	16,664	1,353
HollyFrontier Corp *	137,102	6,315	11,206	516	148,308	6,831
Marathon Oil Corp	9,925	350	467,702	16,491	477,627	16,841
Marathon Petroleum Corp *	101,575	7,279	10,925	783	112,500	8,062
Murphy Oil Corp *	44,685	2,695	7,585	457	52,270	3,152

COMMON STOCKS (continued)	LargeCap Value Fund I Shares Held	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Shares Held	LargeCap Value Fund III Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Oil & Gas (continued)
Murphy USA Inc (a)	930	$38	2,716	$110	3,646	$148
Nabors Industries Ltd *	170,880	2,987	16,929	296	187,809	3,283
Noble Energy Inc	3,580	268	10,488	786	14,068	1,054
Occidental Petroleum Corp	106,820	10,263	409,048	39,300	515,868	49,563
Patterson-UTI Energy Inc *	287,921	6,985	7,773	189	295,694	7,174
Phillips 66	7,172	462	136,820	8,815	143,992	9,277
Rowan Cos PLC (a)	2,377	86	6,965	251	9,342	337
Royal Dutch Shell PLC - B shares ADR*	39,600	2,753	—	—	39,600	2,753
Tesoro Corp	2,554	125	7,480	366	10,034	491
Ultra Petroleum Corp (a),*	97,961	1,799	—	—	97,961	1,799
Valero Energy Corp *	100,035	4,118	22,365	921	122,400	5,039
Whiting Petroleum Corp (a)	2,033	136	5,954	398	7,987	534
		$104,083		$186,111		$290,194
Oil & Gas Services - 1.07%
Baker Hughes Inc	5,797	337	16,980	986	22,777	1,323
Cameron International Corp (a)	1,721	94	5,041	277	6,762	371
Halliburton Co *	158,500	8,405	—	—	158,500	8,405
MRC Global Inc (a)	893	25	2,617	73	3,510	98
National Oilwell Varco Inc	5,897	479	17,291	1,404	23,188	1,883
Oil States International Inc (a)	1,063	115	3,116	338	4,179	453
RPC Inc *	469,711	8,615	—	—	469,711	8,615
Schlumberger Ltd	—	—	75,800	7,104	75,800	7,104
Superior Energy Services Inc (a)	3,091	83	9,054	243	12,145	326
		$18,153		$10,425		$28,578
Packaging & Containers - 0.48%
Bemis Co Inc	1,049	42	3,076	123	4,125	165
Crown Holdings Inc (a)	385	17	1,125	49	1,510	66
Greif Inc	458	24	1,344	72	1,802	96
Owens-Illinois Inc (a)	1,280	41	3,752	119	5,032	160
Rexam PLC ADR*	132,100	5,536	—	—	132,100	5,536
Rock Tenn Co	366	39	61,072	6,535	61,438	6,574
Sonoco Products Co	1,988	81	5,824	237	7,812	318
		$5,780		$7,135		$12,915
Pharmaceuticals - 8.11%
Abbott Laboratories	18,055	660	402,262	14,703	420,317	15,363
AmerisourceBergen Corp *	59,400	3,881	—	—	59,400	3,881
Cardinal Health Inc	3,959	232	225,391	13,222	229,350	13,454
Eli Lilly & Co *	83,263	4,148	31,263	1,558	114,526	5,706
Endo Health Solutions Inc (a),*	161,602	7,067	—	—	161,602	7,067
Express Scripts Holding Co (a)	2,023	126	207,926	12,999	209,949	13,125
Forest Laboratories Inc (a)	3,052	143	8,937	420	11,989	563
Johnson & Johnson	69,996	6,483	497,709	46,092	567,705	52,575
Merck & Co Inc	120,691	5,442	521,743	23,526	642,434	28,968
Mylan Inc/PA (a),*	157,937	5,981	—	—	157,937	5,981
Novartis AG ADR	—	—	84,200	6,530	84,200	6,530
Omnicare Inc	1,982	109	5,806	320	7,788	429
Pfizer Inc	202,221	6,204	1,044,302	32,040	1,246,523	38,244
Sanofi ADR	—	—	305,479	16,337	305,479	16,337
Teva Pharmaceutical Industries Ltd ADR	—	—	232,070	8,607	232,070	8,607
VCA Antech Inc (a)	1,673	48	4,902	139	6,575	187
		$40,524		$176,493		$217,017
Pipelines - 0.06%
Spectra Energy Corp	7,652	272	22,421	798	30,073	1,070
Williams Cos Inc/The	3,517	126	10,305	368	13,822	494
		$398		$1,166		$1,564
Real Estate - 0.02%
Jones Lang LaSalle Inc	865	82	2,533	241	3,398	323
WP Carey Inc	1,044	70	3,058	204	4,102	274
		$152		$445		$597
REITS - 2.01%
Alexandria Real Estate Equities Inc	1,382	91	4,048	266	5,430	357
American Campus Communities Inc	1,980	68	5,800	200	7,780	268
American Capital Agency Corp *	173,153	3,761	—	—	173,153	3,761

COMMON STOCKS (continued)	LargeCap Value Fund I Shares Held	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Shares Held	LargeCap Value Fund III Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
REITS (continued)
Annaly Capital Management Inc *	813,136	$9,587	31,748	$374	844,884	$9,961
Apartment Investment & Management Co *	230,155	6,439	3,506	98	233,661	6,537
AvalonBay Communities Inc	1,717	215	5,028	629	6,745	844
BioMed Realty Trust Inc	3,395	68	9,937	198	13,332	266
Boston Properties Inc	1,823	189	5,339	553	7,162	742
Brandywine Realty Trust	2,851	41	8,157	116	11,008	157
BRE Properties Inc	1,454	79	4,260	233	5,714	312
Camden Property Trust	1,601	103	4,690	301	6,291	404
CBL & Associates Properties Inc	2,070	41	6,065	120	8,135	161
Chimera Investment Corp	18,735	57	54,855	166	73,590	223
CommonWealth REIT	2,235	54	6,549	160	8,784	214
Corrections Corp of America	768	28	2,253	83	3,021	111
DDR Corp	5,070	86	14,851	252	19,921	338
Digital Realty Trust Inc	515	25	1,508	72	2,023	97
Douglas Emmett Inc	2,799	70	8,202	205	11,001	275
Duke Realty Corp	6,224	103	18,232	302	24,456	405
Equity Lifestyle Properties Inc	435	17	1,273	48	1,708	65
Equity Residential	4,782	250	14,001	733	18,783	983
Essex Property Trust Inc	717	115	2,101	338	2,818	453
Extra Space Storage Inc	2,002	92	5,864	270	7,866	362
Federal Realty Investment Trust	421	44	1,236	128	1,657	172
General Growth Properties Inc	6,803	144	19,935	423	26,738	567
HCP Inc	5,976	248	17,524	727	23,500	975
Health Care REIT Inc	3,742	243	10,974	712	14,716	955
Healthcare Trust of America Inc	2,027	24	5,937	69	7,964	93
Home Properties Inc	1,088	66	3,190	192	4,278	258
Hospitality Properties Trust	2,741	81	8,027	236	10,768	317
Host Hotels & Resorts Inc	9,792	182	28,710	533	38,502	715
Kilroy Realty Corp	1,424	76	4,173	222	5,597	298
Kimco Realty Corp	7,692	165	22,553	484	30,245	649
Liberty Property Trust	2,506	93	7,341	273	9,847	366
Macerich Co/The	2,631	156	7,709	456	10,340	612
Mid-America Apartment Communities Inc	1,404	93	4,116	273	5,520	366
National Retail Properties Inc	2,292	79	6,716	231	9,008	310
Piedmont Office Realty Trust Inc	3,149	58	9,219	170	12,368	228
Post Properties Inc	1,071	49	3,138	144	4,209	193
Prologis Inc	5,769	230	16,891	675	22,660	905
Public Storage	187	31	550	92	737	123
Realty Income Corp	3,756	156	11,008	459	14,764	615
Regency Centers Corp	1,006	52	2,946	152	3,952	204
Retail Properties of America Inc	2,530	36	7,411	106	9,941	142
Senior Housing Properties Trust	3,427	84	10,031	247	13,458	331
Simon Property Group Inc	1,034	160	3,029	468	4,063	628
SL Green Realty Corp	1,723	163	5,051	478	6,774	641
Starwood Property Trust Inc	3,220	83	10,255	263	13,475	346
Taubman Centers Inc	984	65	2,884	190	3,868	255
UDR Inc	4,800	119	14,065	349	18,865	468
Ventas Inc	2,122	138	207,320	13,526	209,442	13,664
Vornado Realty Trust	1,981	176	5,810	517	7,791	693
Weingarten Realty Investors	2,208	70	6,799	216	9,007	286
		$24,943		$28,728		$53,671
Retail - 4.15%
Abercrombie & Fitch Co *	50,807	1,904	3,830	144	54,637	2,048
Advance Auto Parts Inc	—	—	192,480	19,090	192,480	19,090
Ascena Retail Group Inc (a)	2,087	41	6,114	121	8,201	162
Best Buy Co Inc	3,832	164	11,232	481	15,064	645
Big Lots Inc (a)	777	28	2,279	83	3,056	111
Chico's FAS Inc	192	3	680	12	872	15
Coach Inc *	96,406	4,886	—	—	96,406	4,886
CST Brands Inc	1,118	36	3,273	105	4,391	141
CVS Caremark Corp	18,871	1,175	55,255	3,440	74,126	4,615
Dillard's Inc	160	13	470	38	630	51
Foot Locker Inc	2,500	87	7,324	254	9,824	341

COMMON STOCKS (continued)	LargeCap Value Fund I Shares Held	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Shares Held	LargeCap Value Fund III Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Retail (continued)
GameStop Corp	2,274	$125	6,662	$365	8,936	$490
GNC Holdings Inc *	66,000	3,882	—	—	66,000	3,882
Guess? Inc	1,148	36	3,362	105	4,510	141
Kohl's Corp	2,893	164	8,480	482	11,373	646
Macy's Inc	1,694	78	4,963	229	6,657	307
MSC Industrial Direct Co Inc	—	—	82,300	6,285	82,300	6,285
Ross Stores Inc *	39,429	3,050	—	—	39,429	3,050
Signet Jewelers Ltd	1,395	104	4,088	305	5,483	409
Staples Inc *	421,634	6,797	25,476	411	447,110	7,208
Target Corp	2,654	172	404,250	26,191	406,904	26,363
TJX Cos Inc *	149,940	9,115	—	—	149,940	9,115
Walgreen Co	4,075	242	228,942	13,563	233,017	13,805
Wal-Mart Stores Inc	6,162	473	18,056	1,386	24,218	1,859
World Fuel Services Corp	1,111	42	3,252	124	4,363	166
Yum! Brands Inc *	76,081	5,145	—	—	76,081	5,145
		$37,762		$73,214		$110,976
Savings & Loans - 0.04%
First Niagara Financial Group Inc	6,849	75	20,062	221	26,911	296
New York Community Bancorp Inc	8,440	137	24,730	401	33,170	538
People's United Financial Inc	6,082	88	17,813	257	23,895	345
		$300		$879		$1,179
Semiconductors - 2.53%
Broadcom Corp	6,047	162	17,731	474	23,778	636
Fairchild Semiconductor International Inc (a)	2,386	30	6,986	88	9,372	118
First Solar Inc (a)	1,312	66	3,848	193	5,160	259
Intel Corp	59,529	1,454	456,128	11,143	515,657	12,597
KLA-Tencor Corp *	101,153	6,635	6,243	410	107,396	7,045
Lam Research Corp (a),*	115,600	6,269	—	—	115,600	6,269
LSI Corp	9,108	77	26,668	226	35,776	303
Micron Technology Inc (a),*	127,390	2,253	34,544	611	161,934	2,864
NVIDIA Corp *	374,264	5,681	32,421	492	406,685	6,173
Qualcomm Inc	—	—	187,988	13,060	187,988	13,060
Rovi Corp (a)	1,661	28	4,866	82	6,527	110
Skyworks Solutions Inc (a)	637	17	1,865	48	2,502	65
Teradyne Inc (a),*	191,500	3,349	—	—	191,500	3,349
Texas Instruments Inc	—	—	350,819	14,762	350,819	14,762
		$26,021		$41,589		$67,610
Software - 1.85%
Activision Blizzard Inc	8,086	135	23,690	394	31,776	529
Adobe Systems Inc (a)	3,863	209	11,318	614	15,181	823
Autodesk Inc (a)	840	33	2,462	98	3,302	131
CA Inc	6,153	195	18,016	572	24,169	767
Dun & Bradstreet Corp/The	55	6	166	18	221	24
Electronic Arts Inc (a)	1,376	36	4,031	106	5,407	142
Fidelity National Information Services Inc	3,355	164	9,830	479	13,185	643
Microsoft Corp	287,828	10,175	794,284	28,078	1,082,112	38,253
MSCI Inc (a)	1,318	54	3,865	158	5,183	212
Oracle Corp *	237,700	7,963	—	—	237,700	7,963
Paychex Inc	615	26	1,804	76	2,419	102
		$18,996		$30,593		$49,589
Telecommunications - 4.00%
Amdocs Ltd	141,771	5,451	347,591	13,365	489,362	18,816
AT&T Inc	108,218	3,918	1,030,243	37,294	1,138,461	41,212
CenturyLink Inc	7,737	262	22,672	768	30,409	1,030
Cisco Systems Inc	147,594	3,321	473,608	10,656	621,202	13,977
Corning Inc	18,789	321	55,013	940	73,802	1,261
EchoStar Corp (a),*	132,863	6,372	2,238	107	135,101	6,479
Frontier Communications Corp	18,198	80	53,283	235	71,481	315
Harris Corp	1,710	106	5,007	310	6,717	416
Polycom Inc (a)	3,236	34	9,474	99	12,710	133
Telephone & Data Systems Inc	1,744	54	5,109	159	6,853	213
T-Mobile US Inc (a)	3,256	90	9,541	265	12,797	355
US Cellular Corp	245	12	720	35	965	47

COMMON STOCKS (continued)	LargeCap Value Fund I Shares Held	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Shares Held	LargeCap Value Fund III Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Telecommunications (continued)
Verizon Communications Inc	—	—	278,375	14,061	278,375	14,061
Vodafone Group PLC ADR*	85,800	3,159	—	—	85,800	3,159
Windstream Holdings Inc *	633,900	5,420	—	—	633,900	5,420
		$28,600		$78,294		$106,894
Textiles - 0.02%
Mohawk Industries Inc (a)	1,141	151	3,347	443	4,488	594

Toys, Games & Hobbies - 0.00%
Hasbro Inc	326	17	970	50	1,296	67

Transportation - 1.72%
CSX Corp	6,718	$175	19,683	$513	26,401	$688
FedEx Corp	4,433	581	62,982	8,251	67,415	8,832
Kirby Corp (a)	436	38	1,280	113	1,716	151
Landstar System Inc *	106,628	5,895	—	—	106,628	5,895
Norfolk Southern Corp *	119,211	10,255	10,573	909	129,784	11,164
Tidewater Inc	929	56	2,722	164	3,651	220
Union Pacific Corp	0	—	87,002	13,172	87,002	13,172
United Parcel Service Inc *	58,754	5,772	—	—	58,754	5,772
		$22,772		$23,122		$45,894
Trucking & Leasing - 0.00%
AMERCO	65	13	188	38	253	51

Water - 0.22%
American Water Works Co Inc *	125,556	5,382	9,832	421	135,388	5,803
Aqua America Inc	428	11	1,253	32	1,681	43
		$5,393		$453		$5,846
TOTAL COMMON STOCKS		$759,319		$1,689,120		$2,448,439

REPURCHASE AGREEMENTS - 4.90%	LargeCap Value Fund I Maturity Amount (000's)	LargeCap Value Fund I Value (000's)	LargeCap Value Fund III Maturity Amount (000's)	LargeCap Value Fund III Value (000's)	Combined Portfolio Maturity Amount (000's)	Combined Portfolio Value (000's)

Banks - 4.90%
Investment in Joint Trading Account; Barclays Bank PLC Repurchase Agreement; 0.07% dated 10/31/2013 maturing 11/01/2013 (collateralized by US Government Securities; $31,876,304; 0.25% - 2.63%; dated 06/30/15 - 08/15/20)	$10,399	$10,399	$20,852	$20,852	$31,251	$31,251

Investment in Joint Trading Account; Credit Suisse Repurchase Agreement; 0.08% dated 10/31/2013 maturing 11/01/2013 (collateralized by US Government Securities; $23,907,229; 0.00%; dated 08/15/16 - 08/15/37)	7,800	7,799	15,639	15,639	23,439	23,438

Investment in Joint Trading Account; Deutsche Bank Repurchase Agreement; 0.11% dated 10/31/2013 maturing 11/01/2013 (collateralized by US Government Securities; $53,127,174; 0.00% - 5.50%; dated 12/27/13 - 07/15/36)	17,332	17,332	34,753	34,753	52,085	52,085

Investment in Joint Trading Account; Merrill Lynch Repurchase Agreement; 0.09% dated 10/31/2013 maturing 11/01/2013 (collateralized by US Government Securities; $24,861,285; 0.00% - 7.13%; dated 03/15/14 - 01/15/48)	8,112	8,112	16,263	16,263	24,375	24,375
TOTAL REPURCHASE AGREEMENTS		$43,642		$87,507		$131,149
Total Investments		$802,961		$1,776,627		$2,579,588
Other Assets in Excess of Liabilities, Net - 3.57%		$109,109		$-13,532		$95,577
TOTAL NET ASSETS - 100.00%		$912,070		$1,763,095		$2,675,165

* The security or a portion of the security will be disposed of in order to meet the investment objectives and strategies of the Acquiring Fund.
(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector	LargeCap Value Fund I	LargeCap Value Fund III	Combined Portfolio
Financial	26.85%	29.72%	28.75%
Consumer, Non-cyclical	13.98%	22.32%	19.48%
Energy	13.44%	11.22%	11.97%
Industrial	8.46%	12.61%	11.20%
Technology	8.74%	5.40%	6.53%
Consumer, Cyclical	5.50%	7.71%	6.96%
Communications	5.08%	7.74%	6.83%
Basic Materials	3.46%	1.64%	2.26%
Utilities	2.53%	2.41%	2.45%
Other Assets in Excess of Liabilities, Net	11.96%	-0.77%	3.57%
TOTAL NET ASSETS	100.00%	100.00%	100.00%

Futures Contracts
Type	Long/Short	Contracts	Notional Value	Fair Value	Unrealized Appreciation (Depreciation)
S&P 500 Emini; December 2013	Long	1,486	$127,214	$130,099	$2,885
Total					$2,885
Amounts in thousands except contracts

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

1. Description of the Funds

LargeCap Value Fund I and LargeCap Value Fund III are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On January 30, 2014, the Board of Directors of Principal Funds, Inc., LargeCap Value Fund I approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, LargeCap Value Fund III will acquire all the assets of LargeCap Value Fund I subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of LargeCap Value Fund III.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at October 31, 2013. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of LargeCap Value Fund I and LargeCap Value Fund III at October 31, 2013. The unaudited pro forma statements of operations reflect the results of operations of LargeCap Value Fund I and LargeCap Value Fund III for the twelve months ended October 31, 2013. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for LargeCap Value Fund I and LargeCap Value Fund III under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of LargeCap Value Fund III for pre-combination periods will not be restated. LargeCap Value Fund III is the survivor for accounting and legal purposes.

Principal Management Corporation (the “Manager”) will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $12,000. LargeCap Value Fund I will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of LargeCap Value Fund III and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $78,000 for LargeCap Value Fund I. The estimated gain would be $82,023,000 ($1.29 per share) for LargeCap Value Fund I on a U.S. GAAP basis.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. LargeCap Value Fund I and LargeCap Value Fund III (the Funds) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates fair value. Other publicly traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

3. Significant Accounting Policies (Continued)

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Distributions to Shareholders. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2013, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2010-2013. No examinations are in progress at this time.

4. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2013, LargeCap Value Fund III borrowed from the facility. LargeCap Value Fund I and LargeCap Value Fund III each loaned to the Facility. The interest expense associated with these borrowings is included in other expenses on the statements of operations. The interest received is included in interest on the statements of operations.

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

4. Operating Policies (Continued)

In addition, the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the year ended October 31, 2013, LargeCap Value Fund I borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Joint Trading Account. The Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Funds based on their pro rata participating ownership interest in the joint trading account.

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

4. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives October 31, 2013			Liability Derivatives October 31, 2013
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
LargeCap Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$62	*	Payables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$—
LargeCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$2,823	*	Payables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$—

*
Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives Recognized in Operations	Realized Gain or (Loss) on Derivatives Recognized in Operations	Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Operations
LargeCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in unrealized appreciation/(depreciation) of Futures contracts	$16,534	$2,390
LargeCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures contracts/Change in unrealized appreciation/(depreciation) of Futures contracts	$3,215	$3,310
Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended October 31, 2013.
5. Fair Valuation
Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

•
Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

•
Level 3 - Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

5. Fair Valuation (Continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchase/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant transfers into or out of Level 3.

Pro Forma Notes to Financial Statements
October 31, 2013
(unaudited)

5. Fair Valuation (Continued)

The following is a summary of the inputs used as of October 31, 2013, in valuing the Funds’ securities carried at value (amounts shown in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
LargeCap Value Fund I
Common Stocks*	$759,319	$—	$—	$759,319
Repurchase Agreements	—	43,642	—	43,642
Total investments in securities	$759,319	$43,642	$—	$802,961

Assets
Equity Contracts**
Futures	$62	$—	$—	$62

LargeCap Value Fund III
Common Stocks*	$1,689,120	$—	$—	$1,689,120
Repurchase Agreements	—	87,507	—	87,507
Total investments in securities	$1,689,120	$87,507	$—	$1,776,627

Assets
Equity Contracts**
Futures	$2,823	$—	$—	$2,823

* For additional detail regarding sector classifications, please see the Schedule of Investments.
** Futures are valued at the unrealized appreciation/(depreciation) of the investment.

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of LargeCap Value Fund III that would have been issued at October 31, 2013, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of LargeCap Value Fund I as of October 31, 2013, divided by the net asset value per share of LargeCap Value Fund III as of October 31, 2013. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on October 31, 2013. The expenses of LargeCap Value Fund I were adjusted assuming the fee structure of LargeCap Value Fund III was in effect for the twelve months ended October 31, 2013.

PART C

OTHER INFORMATION

Item 15.    Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)    The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1.    Was committed in bad faith; or

2.    Was the result of active and deliberate dishonesty; or

(ii)    The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii)    In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.
Unless otherwise stated, all filing references are to File No. 033-59474

(1)	(a)	Articles of Amendment and Restatement dated 05/15/2012 - Filed as Ex-99.(a)(1)a on 06/13/2012 (Accession No. 0001144204-12-034634)
	(b)	Articles Supplementary dated 11/26/2012 Filed as Ex-99 (a)(2) on 12/13/2012 (Accession No. 0001144204-12-067870)
	(c)	Articles Supplementary dated 02/06/2013 -- Filed as Ex-99-(a)(3) on 02/28/2013 (Accession No. 0000898745-13-000071)
	(d)	Articles of Amendment dated 03/01/2013 -- Filed as Ex-99 (a)(4) on 07/19/2013 (Accession No. 0000898745-13-000596)
	(e)	Articles Supplementary dated 05/29/2013-- Filed as Ex-99 (a)(5) on 07/19/2013 (Accession No. 0000898745-13-000596)
	(f)	Articles Supplementary dated 09/04/2013-- Filed as Ex-99 (a)(6) on 09/27/2013 (Accession No. 0000898745-13-000708)
	(g)	Articles Supplementary dated 11/18/2013-- Filed as Ex-99 (a)(1) on 12/27/2013 (Accession No. 0000898745-13-000816)
(2)	By-laws dated July 22, 2013-- Filed as Ex-99 (b)(1) on 07/30/2013 (Accession No. 0000898745-13-000609)
(3)	N/A
(4)	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)
(5)	Included in Exhibits 1 and 2 hereto.
(6)	(a)	Amended and Restated Management Agreement dated 11/01/2013 Filed as Ex-99 (d)(1)d on 12/27/2013 (Accession No. 0000898745-13-000816)
	(b)	(1) Barrow, Hanley, Mewhinney & Strauss, LLC Amended and Restated Sub-Advisory Agreement dated 12/19/2011 – Filed as Ex-99 (d)(6)a on 02/28/2012 (Accession No. 0001144204-12-011673)
(2) Herndon Capital Management Sub-Advisory Agreement dated 06/27/2011 – Filed as Ex-99 (d)(18)a on 12/30/2011 (Accession No. 0001144204-11-072069)
(3) Thompson, Siegel & Walmsley LLC Sub-Advisory Agreement dated 10/01/2009 – Filed as Ex-99.D(28)a on 10/07/2009 (Accession No. 0000898745-09-000489)
(4) Westwood Management Corporation Amended & Restated Sub-Advisory Agreement dated 01/01/2010 – Filed as Ex-99.(D)(37)B on 03/16/2010 (Accession No. 0000898745-10-000157)
(7)	(a)
Amended & Restated Distribution Agreement for A, B, C, J, P, R-1, R-2, R-3, R-4, R-5 and Institutional Classes dated 09/27/2010 - Filed as Ex-99.(e)(1)a on 07/11/2011 (Accession No. 0000898745-11-000480)

	(b)	(1) Selling Agreement dated 10/09/2007 for Classes A, B, C Shares - Filed as Ex-99 (e)(2)a on 05/11/2012 (Accession No. 0001144204-12-028046)
(2)
Amendment, dated 09/22/2011, to Selling Agreement dated 10/09/07 for Classes A, B, C, J, Institutional, P, R-1, R-2, R-3, R-4 and R-5 Class Shares - Filed as Ex-99.(e)(2)b on 06/13/2012 (Accession No. 0001144204-12-034634)

(8)	N/A
(9)	Custody Agreement between The Bank of New York Mellon and Principal Funds, Inc. dated 11/11/2011 - Filed as Ex-99 (g)(1) on 07/16/2012 (Accession No. 0001144204-12-039659)
(10)	Rule 12b-1 Plan
	(a)	Class R-1 Plan - Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99 (m)(5)a on 05/11/2012 (Accession No. 0001144204-12-028046)
	(b)	Class R-2 Plan - Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99 (m)(6)a on 05/11/2012 (Accession No. 0001144204-12-028046)
	(c)	Class R-3 Plan - Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99 (m)(7)a on 05/11/2012 (Accession No. 0001144204-12-028046)
	(d)	Class R-4 Plan - Amended & Restated Distribution Plan and Agreement dated 03/01/2012 Filed as Ex-99 (m)(8)a on 05/11/2012 (Accession No. 0001144204-12-028046)
(11)	Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *
(12)	Opinion and Consent of ______________________________ on tax matters **
(13)	N/A
(14)	Consent of Independent Registered Public Accountants
	(a)	Consent of Ernst & Young LLP *
(15)	N/A
(16)	Powers of Attorney *

(17)	(a)	Prospectuses dated March 1, 2014 as supplemented
(1)
The Prospectus for A, B, C, J & P Class shares, dated March 1, 2014, included in Post-Effective Amendment No. 135 to the registration statement on Form N-1A (File No. 033-59474) filed on February 27, 2014 (Accession No. 0000898745-14-000071)

(2)
The Prospectus for Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares, dated March 1, 2014, included in Post-Effective Amendment No. 135 to the registration statement on Form N-1A (File No. 033-59474) filed on February 27, 2014 (Accession No. 0000898745-14-000071)

		(3)	Supplements to the A, B, C, J & P Class shares Prospectus dated and filed March 7, 2014 and March 14, 2014.
		(4)	Supplements to the Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares Prospectus dated and filed March 7, 2014 and March 14, 2014.
(b)
Statement of Additional Information dated March 1, 2014, included in Post-Effective Amendment No. 135 to the registration statement on Form N-1A (File No. 033-59474) filed on February 27, 2014, and supplements thereto dated and filed on March 7, 2014 and March 14, 2014.

	(c)	(1)	Annual Report of Principal Funds, Inc. for the fiscal year ended October 31, 2013 (filed on Form N-CSR on December 30, 2013)

*	Filed herein.

**	To be filed by amendment.

Item 17.    Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 10th of March, 2014.

Principal Funds, Inc. (Registrant) /s/ N. M. Everett _____________________________________ N. M. Everett Chair, President and Chief Executive Officer

Attest: /s/ Beth Wilson ______________________________________ Beth Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ N. M. Everett __________________________ N. M. Everett	Chair, President and Chief Executive Officer (Principal Executive Officer)	March 10, 2014

/s/ L. A. Rasmussen __________________________ L. A. Rasmussen	Vice President, Controller and Chief Financial Officer (Principal Financial Officer and Controller)	March 10, 2014

/s/ M. J. Beer __________________________ M. J. Beer	Executive Vice President and Director	March 10, 2014

(E. Ballantine)* __________________________ E. Ballantine	Director	March 10, 2014

(L. T. Barnes)* __________________________ L. T. Barnes	Director	March 10, 2014

(C. Damos)* __________________________ C. Damos	Director	March 10, 2014

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	March 10, 2014

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	March 10, 2014

(T. Huang)* __________________________ T. Huang	Director	March 10, 2014

(W. C. Kimball)* __________________________ W. C. Kimball	Director	March 10, 2014

(D. Pavelich)* __________________________ D. Pavelich	Director	March 10, 2014

/s/ M. J. Beer _______________________________ M. J. Beer Executive Vice President and Director * Pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX

Exhibit No.	Description
4	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)

11	Opinion and Consent of counsel regarding legality of issuance of shares and other matters

12	Opinion and Consent of ________________________ - on tax matters**

14(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants

16(a)	Powers of Attorney

** to be filed by amendment